UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2015

Fundamental Equity Value Funds
Focused Value
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	FOCUSED VALUE

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

■	SMALL/MID CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	47

Financial Statements	62

Financial Highlights	70

Notes to Financial Statements	82

Report of Independent Registered Public Accounting Firm	102

Other Information	103

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Focused Value Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth and Income Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small/Mid Cap Value Fund invests primarily in small- and mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs

Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities struggled for the 12 months ended August 31, 2015 (the “Reporting Period”) amidst heightened volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 0.48%. The Russell 3000® Index generated a return of 0.36%.

The S&P 500 Index began the Reporting Period with relatively strong performance into the end of 2014, a year marked by more economic improvement in the U.S. than in most developed markets as well as by strong merger and acquisition (“M&A”) activity. M&A activity remained robust through 2015, particularly in the information technology and health care sectors. Indeed, strong earnings results and M&A activity led the health care sector to notably outperform during the Reporting Period.

U.S. economic data gradually improved through the Reporting Period overall. First quarter 2015 Gross Domestic Product (“GDP”) growth came in weaker than expected, but many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. The U.S. economy expanded at a 3.7% rate in the second quarter of 2015, sharply higher than the initial estimate of 2.3% growth. Importantly, unemployment steadily fell to a low of 5.3%, and the housing market improved. Consumer spending was slightly softer than expected early in the Reporting Period, but gained momentum with good retail sales growth through the spring of 2015, seemingly reflecting a broadening out of spending. The consumer discretionary sector was the second best performer within the S&P 500 Index during the Reporting Period, significantly outperforming the broad market average.

Global equity market volatility, however, heated up during the summer of 2015, impacting U.S. equity market performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a significant correction. Further weakening of Chinese economic data and the devaluation of its yuan weighed on stock markets globally. Slower economic growth in China also led to concerns regarding demand for many commodities, including oil. The West Texas Intermediate crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel and then falling back again to less than $40 per barrel during the summer of 2015. As a result, the energy sector of the S&P 500 Index declined precipitously during the Reporting Period. Other commodity prices also weakened, which pressured materials stocks, too, the second worst performing sector in the S&P 500 Index during the Reporting Period.

Throughout the Reporting Period, U.S. equity markets also focused on the timing of the first interest rate increase by the Federal Reserve (the “Fed”) since 2006. While early expectations had been for a June 2015 rate hike, the significant market volatility and uncertainty in the global markets pushed expectations toward September or December 2015. Still, the U.S. dollar strengthened against many currencies in advance of any rate hike.

For the Reporting Period overall, large-cap companies performed best, but only modestly ahead of both mid-cap and small-cap companies. Growth stocks substantially outpaced value stocks across the capitalization spectrum of the U.S. equity market. In fact, growth stocks as a whole posted solid positive returns, while value stocks overall generated negative returns. (All as measured by Russell Investments indices.)

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we maintained a positive view ahead on the U.S. economy. Unemployment was at the lowest level since the 2008-9 financial crisis, and the housing market continued to recover. Gas prices, we believed, were likely to remain low given our expectation that oil prices were unlikely to move much higher for some time.

Looking forward, we believe these factors should support improving consumption. Furthermore, the U.S. savings rate was, at the end of the Reporting Period, at recent high levels, and thus some normalization could also lead to increased consumption. At the same time, however, the decline in energy prices may lead to some downward revisions to earnings expectations for energy companies in the near term. While we believe the U.S. economic recovery is well underway, we note that the U.S. equity market was trading close to the high end of its historical multiple range toward the end of the Reporting Period, implying, in our view, less upside than in recent years and potentially compared to other stock markets.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds own, and we believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures, or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term investment perspective.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and seeking to outperform the market over the long term.

Changes to the Funds’ Portfolio Management Team during the Reporting Period

Effective February 18, 2015, Timothy Ryan serves as a portfolio manager for the Goldman Sachs Mid Cap Value Fund. Effective September 1, 2015, Dolores Bamford will retire from the firm. Sung Cho, Vice President, will assume co-lead portfolio manager responsibilities for the Mid Cap Value Fund, along with Tim Ryan, on September 1, 2015. Please see the prospectus for more information.

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning from its inception on July 31, 2015 through August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R6 and R Shares generated cumulative total returns, without sales charges, of -7.20%, -7.20%, -7.10%, -7.20%, -7.10% and -7.10%, respectively. These returns compare to the -5.96% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole had a rather neutral impact on the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The only two sectors that meaningfully detracted from the Fund’s relative results during the Reporting Period were energy and consumer discretionary, wherein stock selection was challenged. Stock selection was most materially effective in the industrials and information technology sectors, which helped the Fund’s performance relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in media entertainment content producer Viacom and in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy.

Shares of Viacom declined, as consolidation among content distributors, concerns about signing new affiliate agreements, and rating weakness all pressured the stock during the month of August. We see these worries as largely overdone and believe ratings pressure should begin to subside against easier comparisons. Indeed, despite the weakness, we believe the company is set to benefit from a long-awaited move toward a new advertising ratings model that captures the currently unmeasured and fast-growing over-the-top content consumption trends. (In broadcasting, over-the-top content (“OTT”) refers to delivery of audio, video, and other media over the Internet without the involvement of a multiple-system operator in the control or distribution of the content.)

PORTFOLIO RESULTS

Additionally, we are encouraged by what we consider the company’s attractive valuation and its new cost restructuring program, which we believe should support more stable profitability through the company’s transition.

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy, and at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by what appears to be its management team’s commitment to disciplined growth, costs reductions and shareholder returns.

Lower oil prices weighed negatively on Devon Energy’s shares and overshadowed the company’s strong results. Indeed, despite its underperformance, we continued to believe at the end of the Reporting Period that the value of Devon Energy’s large North American asset base was not fully recognized at its then current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global car and equipment rental company Hertz Global Holdings, Internet search engine giant Google and airline United Continental Holdings.

Following a challenging start to 2015, Hertz Global Holdings reported encouraging fiscal second quarter results with revenues approximately in line with consensus expectations and earnings modestly ahead of market expectations. At the end of the Reporting Period, we believed operational improvement, available capital deployment options and a stable industry backdrop should continue to drive the company’s improved financial performance and turnaround.

In our opinion, Google’s strong performance was driven by the company’s announcement of the creation of Alphabet Inc., its new holding company and a new operating structure to increase management scale and focus on its consolidated business. At the end of the Reporting Period, we believed Google offered an attractive risk-adjusted return, and we were encouraged by its management team’s commitment to disciplined growth. Additionally, we were pleased with dialogue from Google’s new Chief Financial Officer Ruth Porat, which emphasized the company’s efforts on increased transparency, maximization of shareholder value and a focus on controlling operating expenses and capital expenditures.

Shares of United Continental Holdings rose, rebounding after the stock was oversold in June 2015 on market panic related to an airline competitor’s perceived growth plans. Also, United Continental Holdings released its second quarter 2015 earnings report, which highlighted the company’s strong earnings and cash flow. At the end of the Reporting Period, we were encouraged by the company’s strong cash flow generation and believed the company has the potential to return a significant amount of capital to shareholders during the next two years. In our view, United Continental Holdings continues to offer an attractive risk-adjusted return, and we remain encouraged by what appears to be its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	As the Fund launched on July 31, 2015, this was a time of building the portfolio. That said, during the Reporting Period, we did sell the Fund’s position in cable and satellite communications firm Liberty Global. We still like the name long term, but we believe there are more compelling opportunities within the media space in the short run.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the

PORTFOLIO RESULTS

benchmark index in industrials and information technology increased as did its position in cash. The Fund’s exposure to the consumer discretionary sector decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund was overweighted in consumer discretionary, industrials and telecommunication services relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, utilities, consumer staples and energy. The Fund was neutrally weighted to the Russell Index in information technology and financials.

FUND BASICS

Focused Value Fund

as of August 31, 2015

PERFORMANCE REVIEW
July 31, 2015–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	-7.20%	-5.96%
Class C	-7.20	-5.96
Institutional	-7.10	-5.96
Class IR	-7.20	-5.96
Class R6	-7.10	-5.96
Class R	-7.10	-5.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	3.53%
Class C	1.88	4.28
Institutional	0.73	3.13
Class IR	0.88	3.28
Class R6	0.71	3.11
Class R	1.38	3.78

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	6.3%	Industrial Conglomerates
Pfizer, Inc.	5.3	Pharmaceuticals
EMC Corp.	5.0	Computers & Peripherals
American International Group, Inc.	4.9	Insurance
JPMorgan Chase & Co.	4.9	Commercial Banks
Prudential Financial, Inc.	4.8	Insurance
Bank of America Corp.	4.7	Commercial Banks
Google, Inc. Class A	4.4	Internet Software & Services
AT&T, Inc.	4.4	Diversified Telecommunication Services
Whole Foods Market, Inc.	4.2	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total net assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships and real estate trusts, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -3.98%, -4.70%, -3.59%, -4.06%, -3.74% and -4.19%, respectively. These returns compare to the -3.48% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -6.83%. This return compares to the -5.96% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were energy, consumer discretionary and health care, wherein stock selection proved challenging. Effective stock selection in the consumer staples, information technology and industrials sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy — and in media entertainment content producer Viacom.

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy, and at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by what appears to be its management team’s commitment to disciplined growth, costs reductions and shareholder returns.

PORTFOLIO RESULTS

Lower oil prices weighed negatively on Devon Energy’s shares and overshadowed the company’s strong results. Indeed, despite its underperformance, we continued to believe at the end of the Reporting Period that the value of Devon Energy’s large North American asset base was not fully recognized at its then current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Shares of Viacom declined following the company’s fiscal third quarter earnings release. The company reported revenues and viewership ratings that were below market expectations, causing sentiment in the name and industry to turn more negative. Despite the weakness, we believe the company is set to benefit from a long-awaited move toward a new advertising ratings model that captures the currently unmeasured and fast-growing over-the-top content consumption trends. (In broadcasting, over-the-top content (“OTT”) refers to delivery of audio, video, and other media over the Internet without the involvement of a multiple-system operator in the control or distribution of the content.) Additionally, we are encouraged by what we consider the company’s attractive valuation and its new cost restructuring program, which we believe should support more stable profitability through the company’s transition.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in packaged foods manufacturer ConAgra Foods, grocery chain Kroger and office supply retailer Staples.

Shares of ConAgra Foods gained sharply, as it was announced that activist investor JANA Partners had acquired a large position in the company and intends to nominate three new members to the Board of Directors. As a result, on the last day of the second quarter of 2015, ConAgra Foods outlined a new strategic direction that would result in the company’s exit of its private label business, which had been a drag on its earnings since 2012. At the end of the Reporting Period, we were positive on the development and believed the company’s shares remained attractively valued.

Kroger reported positive quarterly earnings results driven by solid execution, which helped the company maintain its positive momentum and drive its shares higher. Kroger’s strong results were supported by increasing its fresh and organic product offering, along with leveraging its strong data analytics technology to engage with customers. Strict to our sell discipline, however, as the stock’s valuation appreciated and reached our price target, we exited the position and transitioned capital into higher conviction stocks.

Shares of Staples rose during the Reporting Period, supported by its proposed merger with Office Depot. Its shares spiked in December 2014 on the announcement of an activist investor taking a 5% stake in the company, increasing speculation that a merger with Office Depot could be in the future. In February 2015, Staples and Office Depot announced a definitive agreement under which Staples will acquire all outstanding shares of Office Depot. Staples expects to generate at least $1 billion of annualized cost synergies by the third fiscal year post-closing. However, the deal, at the end of the Reporting Period, was still under Federal Trade Commission review. That said, fundamentally, even without the merger, we believed the changing dynamics and near-term consolidation in the office supply industry create favorable tailwinds for Staples and that the market was underestimating this potential at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in telecommunications company AT&T during the Reporting Period. We believe there are several catalysts that could potentially drive estimates higher in the latter months of 2015. These include synergies from the company’s acquisition of DirecTV and potentially higher future cash flows should the company reduce its capital expenditures over the next two years, as anticipated. At the time of purchase, we were also encouraged by what we considered to be its below market valuation and its above market dividend yield relative to its peers.

We initiated a Fund position in health care products manufacturer Johnson & Johnson after its stock sold off due in part to lower than expected 2015 guidance from its management. Its stock also declined because the market seemed to become incrementally concerned about the company’s pharmaceutical business segment growth given

PORTFOLIO RESULTS

the risk of losing its Remicade patent. At the time of purchase, we believed Johnson & Johnson had become attractively valued relative to its peers. Overall, we believe that Johnson & Johnson is a quality company with strong management that we expect can overcome these issues and maintain its pharmaceuticals segment growth.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in telecommunications company Verizon Communications. Although there were no fundamental changes that altered our investment thesis, we found other opportunities within the company’s peer group relatively more compelling.

We sold the Fund’s position in UnitedHealth Group during the Reporting Period. Its shares had performed well during the Reporting Period, as the company benefited from stabilizing and improving fundamentals. We had been encouraged by the company’s Medicare Advantage business and believed it could continue to improve as the U.S. population ages. However, in our view, market expectations are elevated, and the company’s valuation was at the high end. As such, we decided to sell out of the position and reallocate the capital to higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in financials, utilities, telecommunication services and materials increased. The Fund’s exposure to energy, consumer discretionary and information technology decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the financials, health care and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, information technology and consumer staples and was rather neutrally weighted to the Russell Index in consumer discretionary, industrials, utilities and materials.

FUND BASICS

Growth and Income Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	-3.98%	-3.48%
Class C	-4.70	-3.48
Institutional	-3.59	-3.48
Service	-4.06	-3.48
Class IR	-3.74	-3.48
Class R	-4.19	-3.48
July 31, 2015–August 31, 2015
Class R6	-6.83%	-5.96%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.29%	13.50%	5.45%	7.04%	2/5/93
Class C	3.70	13.94	5.26	3.11	8/15/97
Institutional	5.96	15.24	6.46	6.22	6/3/96
Service	5.41	14.68	5.94	7.22	3/6/96
Class IR	5.78	15.08	N/A	4.79	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	5.24	14.50	N/A	4.27	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.23%
Class C	1.89	1.98
Institutional	0.74	0.83
Service	1.24	1.33
Class IR	0.89	0.97
Class R6	0.72	0.81
Class R	1.39	1.48

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.8%	Industrial Conglomerates
JPMorgan Chase & Co.	5.3	Commercial Banks
Exxon Mobil Corp.	5.0	Oil, Gas & Consumable Fuels
Pfizer, Inc.	4.2	Pharmaceuticals
AT&T, Inc.	3.6	Diversified Telecommunication Services
Prudential Financial, Inc.	3.2	Insurance
American International Group, Inc.	2.8	Insurance
Medtronic PLC	2.7	Health Care Equipment & Supplies
The Gap, Inc.	2.3	Specialty Retail
Cisco Systems, Inc.	2.2	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $10,000 investment made on September 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	-3.98%	12.73%	5.09%	6.90%
Including sales charges	-9.24%	11.46%	4.49%	6.64%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-4.70%	11.90%	4.30%	2.66%
Including contingent deferred sales charges	-5.66%	11.90%	4.30%	2.66%

Institutional Class (Commenced June 3, 1996)	-3.59%	13.17%	5.50%	5.76%

Service Class (Commenced March 6, 1996)	-4.06%	12.63%	4.98%	5.32%

Class IR (Commenced November 30, 2007)	-3.74%	13.02%	N/A	3.70%

Class R (Commenced November 30, 2007)	-4.19%	12.47%	N/A	3.20%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-6.83%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 1000 Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -5.51%, -6.28%, -5.13%, -5.63%, -5.29% and -5.77%, respectively. These returns compare to the -3.48% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -7.10%. This return compares to the -5.96% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were consumer discretionary, energy and financials, where stock selection was comparatively weak. Effective stock selection in the information technology, consumer staples and health care sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy — and in media entertainment content producer Viacom.

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy, and at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets enhance the company’s position and growth

PORTFOLIO RESULTS

opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by what appears to be its management team’s commitment to disciplined growth, costs reductions and shareholder returns.

Lower oil prices weighed negatively on Devon Energy’s shares and overshadowed the company’s strong results. Indeed, despite its underperformance, we continued to believe at the end of the Reporting Period that the value of Devon Energy’s large North American asset base was not fully recognized at its then current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Shares of Viacom declined following the company’s fiscal third quarter earnings release. The company reported revenues and viewership ratings that were below market expectations, causing sentiment in the name and industry to turn more negative. Despite the weakness, we believe the company is set to benefit from a long-awaited move toward a new advertising ratings model that captures the currently unmeasured and fast-growing over-the-top content consumption trends. (In broadcasting, over-the-top content (“OTT”) refers to delivery of audio, video, and other media over the Internet without the involvement of a multiple-system operator in the control or distribution of the content.) Additionally, we are encouraged by what we consider the company’s attractive valuation and its new cost restructuring program, which we believe should support more stable profitability through the company’s transition.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Internet search engine giant Google, grocery chain Kroger and pharmaceuticals company Mylan.

Google underperformed the Russell Index for the better part of the Reporting Period, as sentiment turned negative on the back of earnings misses and regulatory issues in Europe. However, its shares traded up following the release of its second quarter 2015 earnings and the company’s announcement of the creation of Alphabet Inc., its new holding company and a new operating structure to increase management scale and focus on its consolidated business. At the end of the Reporting Period, we believed Google offered an attractive risk-adjusted return, and we were encouraged by its management team’s commitment to disciplined growth. Additionally, we were pleased with dialogue from Google’s new Chief Financial Officer Ruth Porat, which emphasized the company’s efforts on increased transparency, maximization of shareholder value and a focus on controlling operating expenses and capital expenditures.

Kroger reported positive quarterly earnings results driven by solid execution, which helped the company maintain its positive momentum and drive its shares higher. Kroger’s strong results were supported by increasing its fresh and organic product offering, along with leveraging its strong data analytics technology to engage with customers. Strict to our sell discipline, however, as the stock’s valuation appreciated and reached our price target, we exited the position and transitioned capital into higher conviction stocks.

Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally, was a top contributor to the Fund’s relative performance driven by news around potential industry consolidation. Early in the second quarter of 2015, Mylan announced a plan to acquire one of its competitors, Perrigo. A few weeks later, Teva Pharmaceuticals announced its intention to acquire Mylan at a significant premium to its current market value, causing its shares to rise. We believe the high level of interest in Mylan’s assets demonstrates the company’s strong industry position and the high quality nature of its franchise. In addition to benefiting from anticipated industry consolidation, at the end of the Reporting Period, we believed Mylan could potentially deliver better than expected revenue growth, while continuing to expand its margins and improve overall profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a Fund position in telecommunications company AT&T during the Reporting Period. We believe there are several catalysts that could potentially drive estimates higher in the latter months of 2015. These include synergies from the company’s acquisition of DirecTV and potentially higher future cash flows should the company reduce its capital expenditures over the next two years, as anticipated. At the time of purchase, we were also

PORTFOLIO RESULTS

encouraged by what we considered to be its below market valuation and its above market dividend yield relative to its peers.

We initiated a Fund position in health care products manufacturer Johnson & Johnson after its stock sold off due in part to lower than expected 2015 guidance from its management. Its stock also declined because the market seemed to become incrementally concerned about the company’s pharmaceutical business segment growth given the risk of losing its Remicade patent. At the time of purchase, we believed Johnson & Johnson had become attractively valued relative to its peers. Overall, we believe that Johnson & Johnson is a quality company with strong management that we expect can overcome these issues and maintain its pharmaceuticals segment growth.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in oil and gas exploration and production company Apache. Initially, we had viewed its shares as attractively valued given what we considered to be Apache’s balance sheet strength, improving free cash flow generation and potential for increased shareholder distributions. However, as the decline in oil prices during the Reporting Period adversely impacted the stock, we decided to sell the position and pursue higher conviction ideas.

We exited the Fund’s position in telecommunications company Verizon Communications. Although there were no fundamental changes that altered our investment thesis, we found other opportunities within the company’s peer group relatively more compelling.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in financials, health care and telecommunication services increased. The Fund’s exposure to energy, consumer discretionary and industrials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, energy, materials, financials and industrials and was rather neutrally weighted to the Russell Index in consumer staples.

FUND BASICS

Large Cap Value Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	-5.51%	-3.48%
Class C	-6.28	-3.48
Institutional	-5.13	-3.48
Service	-5.63	-3.48
Class IR	-5.29	-3.48
Class R	-5.77	-3.48
July 31, 2015–August 31, 2015
Class R6	-7.10%	-5.96%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.43%	13.64%	5.92%	5.82%	12/15/99
Class C	2.53	14.07	5.73	5.41	12/15/99
Institutional	4.82	15.41	6.95	6.63	12/15/99
Service	4.25	14.82	6.41	6.13	12/15/99
Class IR	4.59	15.23	N/A	5.31	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	4.13	14.65	N/A	4.81	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.20%
Class C	1.91	1.95
Institutional	0.76	0.80
Service	1.26	1.30
Class IR	0.91	0.95
Class R6	0.74	0.78
Class R	1.41	1.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.2%	Industrial Conglomerates
Exxon Mobil Corp.	4.6	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	4.2	Commercial Banks
Bank of America Corp.	3.9	Commercial Banks
AT&T, Inc.	3.6	Diversified Telecommunication Services
Johnson & Johnson	3.4	Pharmaceuticals
Prudential Financial, Inc.	3.2	Insurance
EMC Corp.	2.9	Computers & Peripherals
Citigroup, Inc.	2.8	Commercial Banks
Devon Energy Corp.	2.8	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	-5.51%	12.84%	5.37%	5.61%
Including sales charges	-10.72%	11.56%	4.78%	5.23%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	-6.28%	11.99%	4.59%	4.81%
Including contingent deferred sales charges	-7.22%	11.99%	4.59%	4.81%

Institutional Class (Commenced December 15, 1999)	-5.13%	13.29%	5.80%	6.02%

Service Class (Commenced December 15, 1999)	-5.63%	12.71%	5.27%	5.53%

Class IR (Commenced November 30, 2007)	-5.29%	13.11%	N/A	4.13%

Class R (Commenced November 30, 2007)	-5.77%	12.54%	N/A	3.63%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-7.10%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts, it may invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -4.21%, -4.91%, -3.82%, -4.30%, -3.96% and -4.45%, respectively. These returns compare to the -2.54% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -4.87%. This return compares to the -4.73% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both stock selection and sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the financials, consumer discretionary and utilities sectors. Having an underweighted allocation to financials, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the information technology and materials sectors helped the Fund’s relative results most. Having an overweighted allocation to consumer staples, which was the second best performing sector in the Russell Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production company Southwestern Energy, global car and equipment rental company Hertz Global Holdings and global clothing and accessories retailer Gap.

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy, and at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by what appears to be its management

PORTFOLIO RESULTS

team’s commitment to disciplined growth, costs reductions and shareholder returns.

Shares of Hertz Global Holdings declined after the company announced weaker than expected first quarter 2015 operating results, driven by a decline in U.S. rental car revenue. In our view, the decline suggests the increase in retail prices at the beginning of 2015 remained a key challenge for the company. In spite of these headwinds, at the end of the Reporting Period, we believed Hertz Global Holdings was poised for better financial performance in the latter months of 2015 given the company’s operational improvement, available capital deployment options and rather stable industry backdrop.

The performance of Gap was driven during the Reporting Period by disappointing earnings results, induced by weaker than expected sales and foreign exchange headwinds resulting from a stronger U.S. dollar. At the end of the Reporting Period, we remained constructive on the company’s new Chief Executive Officer and the changes he appears to be implementing to improve the Gap brand, although we acknowledge a turnaround will take time. We were also encouraged by the company’s long-term growth potential given its international expansion opportunities as well as its strong e-commerce platform.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global specialty health care company Endo International, grocery chain Kroger and global semiconductor company Altera.

Shares of Endo International rose during the Reporting Period, as the company’s acquisition of Auxilium Pharmaceuticals was finalized, a deal that we believe will be accretive moving forward. The company also reported strong earnings, which had a positive impact on its share price. At the end of the Reporting Period, we remained encouraged by Endo International’s merger and acquisition activity and by what we consider to be its strong product pipeline and experienced management team. We thus believed the stock to be compelling from a risk/reward perspective. Indeed, despite strong performance during the Reporting Period, we continued to view its shares as attractively valued relative to its peers.

Kroger reported positive quarterly earnings results driven by solid execution, which helped the company maintain its positive momentum and drive its shares higher. Kroger’s strong results were supported by increasing its fresh and organic product offering, along with leveraging its strong data analytics technology to engage with customers. Strict to our sell discipline, however, as the stock’s valuation appreciated and reached our price target, we exited the position and transitioned capital into higher conviction stocks.

Shares of Altera rose following rumors of and the subsequent announcement in early May 2015 that Intel agreed to acquire Altera in a transaction worth approximately $16.7 billion. While we believe in the strategic merits of the deal, we decided to exit the position in favor of higher conviction securities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Citizens Financial Group, a consumer and commercial banking company. We believe that its management can improve the bank’s operational efficiency through its cost-savings program. We are also encouraged by its asset sensitivity to higher interest rates. Overall, we like what we consider to be its management team’s commitment to creating shareholder value and believe that, at the time of purchase, Citizens Financial Group was attractively valued relative to its peer group.

We established a Fund position in Zions Bancorporation, a regional banking company, during the Reporting Period. We believe its management is taking the appropriate steps to cut costs and become more efficient. In June 2015, Zions Bancorporation announced it would switch from running under several regional charters to one national charter. We believe this should allow its management to better navigate the current regulatory environment and better service its customers. In addition, the company issues predominantly floating rate loans, which positions the bank well, in our view, for an imminent interest rate hike.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Agilent Technologies, a leading global life science and analytical measurement company.

PORTFOLIO RESULTS

While we were optimistic about the company’s health care business, we exited the position due to Agilent Technologies’ exposure to energy end-markets, which we felt may lead to increased downside risk potential.

We sold the Fund’s position in Cigna, a global health service organization. Cigna’s stock rose after the company reported better than expected first quarter 2015 earnings and its management raised earnings guidance for 2015. Its shares continued to rise through the second quarter of 2015 on merger and acquisition activity and industry consolidation amongst domestic healthcare maintenance organizations. Strict to our sell discipline, as the stock’s valuation appreciated and reached our price target, we exited the position and transitioned capital into higher conviction names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweight stocks that we expect to outperform and underweight those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in financials, information technology and consumer staples increased. The Fund’s exposure to the industrials, health care and energy sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the consumer staples, consumer discretionary, information technology and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, financials and energy and was rather neutrally weighted to the Russell Index in health care and materials.

FUND BASICS

Mid Cap Value Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	-4.21%	-2.54%
Class C	-4.91	-2.54
Institutional	-3.82	-2.54
Service	-4.30	-2.54
Class IR	-3.96	-2.54
Class R	-4.45	-2.54
July 31, 2015–August 31, 2015
Class R6	-4.87%	-4.73%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.67%	14.92%	7.45%	8.96%	8/15/97
Class C	2.24	15.36	7.25	8.50	8/15/97
Institutional	4.48	16.70	8.50	11.62	8/1/95
Service	3.94	16.12	7.96	9.34	7/18/97
Class IR	4.32	16.52	N/A	7.83	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	3.78	15.94	N/A	15.74	1/6/09

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.14%
Class C	1.89	1.89
Institutional	0.74	0.74
Service	1.24	1.24
Class IR	0.89	0.89
Class R6	0.72	0.72
Class R	1.39	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Citizens Financial Group, Inc.	2.0%	Commercial Banks
Raymond James Financial, Inc.	2.0	Capital Markets
Sempra Energy	1.9	Multi-Utilities
Lincoln National Corp.	1.9	Insurance
Endo International PLC	1.8	Pharmaceuticals
United Continental Holdings, Inc.	1.7	Airlines
Zions Bancorp	1.7	Commercial Banks
The Gap, Inc.	1.7	Specialty Retail
Brocade Communications Systems, Inc.	1.7	Communications Equipment
Hertz Global Holdings, Inc.	1.7	Road & Rail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015 , of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	-4.21%	13.99%	6.99%	8.87%
Including sales charges	-9.47%	12.72%	6.39%	8.52%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-4.91%	13.15%	6.20%	8.07%
Including contingent deferred sales charges	-5.87%	13.15%	6.20%	8.07%

Institutional Class (Commenced August 1, 1995)	-3.82%	14.46%	7.42%	11.20%

Service Class (Commenced July 18, 1997)	-4.30%	13.89%	6.89%	8.90%

Class IR (Commenced November 30, 2007)	-3.96%	14.29%	N/A	6.86%

Class R (Commenced January 6, 2009)	-4.45%	13.71%	N/A	14.30%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-4.87%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -2.31%, -3.04%, -1.92%, -2.41%, -2.07% and -2.56%, respectively. These returns compare to the -4.95% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -5.43%. This return compares to the -4.91% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While its absolute returns were disappointing, the Fund outperformed the Russell Index on a relative basis during the Reporting Period, attributable primarily to effective stock selection overall. Sector allocation as a whole detracted, albeit modestly, from relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, energy and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the health care, information technology and telecommunication services sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in regional Bank of the Ozarks, self-storage real estate investment trust CubeSmart and resort operator Vail Resorts.

Bank of the Ozarks, a regional bank with operations primarily located in the Southeastern U.S., consistently beat estimates on earnings during the Reporting Period. More specifically, investors were seemingly encouraged by the company’s impressive loan growth during the Reporting Period. Investors also reacted positively to news that Bank of the Ozarks would be acquiring Bank of Carolinas, thus expanding its footprint in North Carolina. At the end of the Reporting Period, we continued to believe Bank of the Ozarks is one of the best performing banks in the U.S., evidenced by its consistent and profitable earnings track record. Going forward, we remain positive on the company’s

PORTFOLIO RESULTS

ability to grow both organically and through accretive acquisitions.

Shares of CubeSmart rose during the Reporting Period, as the company consistently beat earnings expectations. The company also benefited from high occupancies and rents in the self-storage sector, largely the result of stable demand and limited new supply. At the end of the Reporting Period, we believed its management would continue to make accretive acquisitions and execute on its current strategy. In our view, the company’s balance sheet remains healthy, and the business is attractive on a free cash flow basis. Finally, we believe the company is well positioned for a rising interest rate environment given the pricing and leasing flexibility of self-storage facilities.

In mid-September 2014, shares of Vail Resorts spiked after the company announced its acquisition of Park City Mountain Resort, effectively ending a lengthy legal conflict over the resort. We expect the transaction to be accretive to free cash flow and could allow for additional multiple expansion going forward. Separately, Vail Resorts received permission to begin offering summer activities at select resorts, such as zip lines. We believe Vail Resorts will benefit from the monetization of these summer offerings, and we remained positive, at the end of the Reporting Period, on the company’s opportunity to increase season pass sales. We also continued to be positive on the company’s operational aptitude, pricing power, assets and meaningful acquisition opportunities. As investors began to better appreciate the opportunities for Vail Resorts, and as the stock appreciated, we exited the position in favor of other names with greater upside potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three energy-related companies — oil and gas exploration and production companies Rex Energy and Laredo Petroleum and oilfield products company Forum Energy Technologies.

Early in the Reporting Period, shares of Rex Energy traded lower, largely due to investor concerns about the decline in natural gas prices and the potential resulting impact of such on the company’s operations. At the end of December 2014, Rex Energy’s shares moved lower again after the company announced a meaningful reduction to its 2015 capital expenditure budget. We had initiated the position because we viewed Rex Energy as well positioned in areas that could experience significant production growth, and we were positive on its management’s commitment to strengthening the company’s operational results going forward. However, the company’s balance sheet was hurt by the decline in natural gas prices. Therefore, we exited the position in favor of names with what we considered to have better risk/return potential.

At the beginning of November 2014, Laredo Petroleum reported better than expected earnings, highlighted by solid production results. However, its shares underperformed as lower oil prices during the fourth calendar quarter weighed negatively on investor sentiment. Despite what we believe may well be short-term weakness, we remained constructive at the end of the Reporting Period on the company’s acreage in the core of the Midland Basin, and we anticipate that Laredo Petroleum’s production and reserve growth could accelerate in this area going forward. Additionally, we view the company’s decision to reduce its 2015 capital expenditure budget favorably, as it demonstrates financial discipline. Still, the company’s balance sheet was hurt by the decline in energy prices. Therefore, we exited the position in favor of names with what we considered to have better risk/return potential.

Shares of Forum Energy Technologies were negatively impacted by the declining price of oil, despite relatively strong operating performance by the company. At the end of the Reporting Period, we continued to believe Forum Energy Technologies was a high quality, diversified company with a top management team. In our view, the company is strategically positioned to benefit from the current increase in onshore drilling, as onshore drilling constitutes approximately 75% of its business. More specifically, we believe the company may benefit from higher demand for oil field consumables. We believe the company’s margins and returns are strong relative to its peers and, in our view, may improve as service intensity increases with unconventional drilling.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in TreeHouse Foods during the Reporting Period. A weaker market environment for single-serve coffee cups, for which TreeHouse Foods is a

PORTFOLIO RESULTS

manufacturer, negatively impacted its performance. However, we believe the market environment may improve. The company has a proven platform and is poised, in our view, for additional growth. Further, we believe its management could utilize its balance sheet to make an accretive acquisition.

We established a Fund position in discount retailer Burlington Stores. We are encouraged by its management team’s execution of the business, and we are optimistic on the company’s potential for margin expansion going forward. Additionally, we are positive on Burlington Stores’ opportunity to increase both traffic and sales by reducing inventory levels and improving merchandise offerings.

Conversely, in addition to the sale of Rex Energy, already mentioned, we exited the Fund’s position in Cleco, a Louisiana-based public utility holding company. We had initiated the Fund’s position in Cleco based on our positive outlook on the company’s above-average earnings growth prospects and its management’s focus on allocating free cash flow in a shareholder-friendly manner. Additionally, we viewed Cleco as a potential acquisition candidate. Indeed, in October 2014, its shares rose sharply after Cleco announced plans to be acquired by a group of infrastructure investors. Following the announcement, we exited the Fund’s position and transitioned the capital into names we believed had greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in consumer discretionary, financials, health care and industrials increased. The Fund’s exposure to the information technology, materials and utilities sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund was overweighted in materials, health care and industrials and underweighted in financials relative to the Russell Index. The Fund was rather neutrally weighted to the other six sectors in the Russell Index at the end of August 2015.

FUND BASICS

Small Cap Value Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	-2.31%	-4.95%
Class C	-3.04	-4.95
Institutional	-1.92	-4.95
Service	-2.41	-4.95
Class IR	-2.07	-4.95
Class R	-2.56	-4.95
July 31, 2015–August 31, 2015
Class R6	-5.43%	-4.91%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.27%	16.05%	8.54%	10.69%	10/22/92
Class C	1.62	16.50	8.35	8.78	8/15/97
Institutional	3.82	17.84	9.61	10.05	8/15/97
Service	3.31	17.26	9.06	9.51	8/15/97
Class IR	3.68	17.67	N/A	10.06	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	3.15	17.08	N/A	9.53	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.40%
Class C	2.10	2.15
Institutional	0.95	1.00
Service	1.45	1.50
Class IR	1.10	1.15
Class R6	0.93	0.98
Class R	1.60	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Pebblebrook Hotel Trust	1.3%	Real Estate Investment Trusts
PrivateBancorp, Inc.	1.2	Commercial Banks
Chesapeake Lodging Trust	1.2	Real Estate Investment Trusts
Strategic Hotels & Resorts, Inc.	1.1	Real Estate Investment Trusts
Webster Financial Corp.	1.1	Commercial Banks
CubeSmart	1.0	Real Estate Investment Trusts
CNO Financial Group, Inc.	1.0	Insurance
Spectrum Brands Holdings, Inc.	1.0	Household Products
Radian Group, Inc.	1.0	Thrifts & Mortgage Finance
Bank of the Ozarks, Inc.	1.0	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	-2.31%	15.68%	8.04%	10.54%
Including sales charges	-7.68%	14.38%	7.43%	10.26%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-3.04%	14.82%	7.25%	8.26%
Including contingent deferred sales charges	-4.01%	14.82%	7.25%	8.26%

Institutional Class (Commenced August 15, 1997)	-1.92%	16.15%	8.48%	9.52%

Service Class (Commenced August 15, 1997)	-2.41%	15.57%	7.95%	8.98%

Class IR (Commenced November 30, 2007)	-2.07%	15.97%	N/A	8.83%

Class R (Commenced November 30, 2007)	-2.56%	15.40%	N/A	8.30%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-5.43%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -3.34%, -4.02%, -2.79%, -3.11% and -3.55%, respectively. These returns compare to the -4.77% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -5.48%. This return compares to the -7.01% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While its absolute returns were disappointing, the Fund outperformed the Russell Index on a relative basis during the Reporting Period, attributable primarily to effective stock selection overall. Sector allocation as a whole detracted from relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and financials sectors helped the Fund’s performance most relative to the Russell Index. The only two sectors to detract from the Fund’s relative results during the Reporting Period were health care and industrials, wherein stock selection proved challenging. Having only a small portion of assets in cash during a Reporting Period when the Russell Index lost ground also detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty insurance company HCC Insurance Holdings, global specialty health care company Endo International and construction materials manufacturer Carlisle Companies.

Shares of HCC Insurance Holdings rose sharply higher after it was announced in June 2015 that the company would be acquired by Japanese insurer Tokio Marine for a significant premium. We originally initiated the Fund’s position in HCC Insurance Holdings when we believed investors were not fully appreciating the company’s diversification and pricing power within the specialty insurance market. We also viewed

PORTFOLIO RESULTS

the company as a demonstrated leader in risk and expense management.

Shares of Endo International rose during the Reporting Period, as the company’s acquisition of Auxilium Pharmaceuticals was finalized, a deal that we believe will be accretive moving forward. The company also reported strong earnings, which had a positive impact on its share price. At the end of the Reporting Period, we remained confident in its management’s ability to continue executing on its strategy and believe the company was well positioned to capitalize on ongoing industry consolidation. However, following strong performance during the Reporting Period, the company has grown outside of the small-/mid-cap market capitalization range. Thus, strict to our market capitalization discipline, we exited the position.

Investors reacted positively to the announcement that Carlisle Companies would acquire LHI Technology, a manufacturer of medical device components, in October 2014. Its shares continued to appreciate through the remainder of the Reporting Period due largely to strong operational performance and greater than expected earnings. At the end of the Reporting Period, we remained positive on the company’s exposure to improving non-residential construction. In addition, the company has what we consider to be attractive high degrees of U.S. sales exposure, strengthening end markets and organic growth potential. We also believed the company was still inexpensive on an earnings basis. In our view, the company has an unlevered balance sheet and is experiencing strong cash flow generation. We believe Carlisle Companies is led by a strong Chief Executive Officer and management team, which could continue to deploy capital through accretive acquisitions.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three energy-related companies — oil and gas services and equipment company Oil States International and oil and gas exploration and production companies QEP Resources and Laredo Petroleum.

At the beginning of November 2014, Oil States International reported better than expected earnings, supported by margin growth on well site services and offshore products. However, its shares underperformed the Russell Index as concerns about lower oil prices and weaker, lower 2015 exploration and production spending estimates negatively weighed on investor sentiment. We exited the Fund’s position in Oil States International to reduce exposure to oil services and reallocated the proceeds to higher conviction natural gas exploration and production names.

Despite strong operational performance, shares of QEP Resources declined as a result of weaker energy prices. While we continue to have a positive long-term outlook on the company, we exited the position in an effort to reduce the Fund’s oil exposure and reallocated the proceeds into a higher conviction name.

At the beginning of November 2014, Laredo Petroleum reported better than expected earnings, highlighted by solid production results. However, its shares underperformed as lower oil prices during the fourth calendar quarter weighed negatively on investor sentiment. Despite what we believe may well be short-term weakness, we remained constructive at the end of the Reporting Period on the company’s acreage in the core of the Midland Basin, and we anticipate that Laredo Petroleum’s production and reserve growth could accelerate in this area going forward. Additionally, we view the company’s decision to reduce its 2015 capital expenditure budget favorably, as it demonstrates financial discipline. Still, the company’s balance sheet was hurt by the decline in energy prices. Therefore, we exited the position in favor of names with what we considered to have better risk/return potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position Gulfport, a natural gas producer, during the Reporting Period. We established the position at what we viewed as an attractive entry point, i.e. after shares of the company were hurt by oil price volatility. Our investment thesis is based on the company being a low cost operator with direct exposure to high quality assets in the Utica shale operations.

We established a Fund position in Fortune Brands Home & Security, a manufacturer of products used in home repair, remodeling, new construction, security and storage. We believe Fortune Brands Home & Security has a strong business model that can potentially benefit from the recovery of the housing market. We also think the company has a

PORTFOLIO RESULTS

strong management team with the ability to increase share buybacks or participate in a merger or acquisition.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in TRW Automotive Holdings. After the announcement was made late in 2014 that ZF Friedrichshafen would be acquiring TRW Automotive Holdings, its shares surged higher. This strong performance had the company trading near our target price, and so we decided to exit the Fund’s position in favor of other high conviction opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in industrials increased. The Fund’s exposure to the energy sector decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund was overweighted in consumer discretionary and materials relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in financials and utilities and was rather neutrally weighted to the Russell Index in consumer staples, energy, health care, industrials and information technology.

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 2500 Value Index[2]
Class A	-3.34%	-4.77%
Class C	-4.02	-4.77
Institutional	-2.79	-4.77
Class IR	-3.11	-4.77
Class R	-3.55	-4.77
July 31, 2015–August 31, 2015
Class R6	-5.48%	-7.01%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Since Inception	Inception Date
Class A	-2.96%	4.92%	1/31/14
Class C	0.97	8.48	1/31/14
Institutional	3.21	9.74	1/31/14
Class IR	2.98	9.50	1/31/14
Class R6	N/A	N/A	7/31/15
Class R	2.44	8.96	1/31/14

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	4.81%
Class C	2.08	6.16
Institutional	0.93	10.28
Class IR	1.08	10.63
Class R6	0.91	10.26
Class R	1.58	11.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Hanesbrands, Inc.	1.5%	Textiles, Apparel & Luxury Goods
Brixmor Property Group, Inc.	1.5	Real Estate Investment Trusts
Lear Corp.	1.4	Auto Components
Post Properties, Inc.	1.4	Real Estate Investment Trusts
Pebblebrook Hotel Trust	1.4	Real Estate Investment Trusts
Gulfport Energy Corp.	1.3	Oil, Gas & Consumable Fuels
Atmos Energy Corp.	1.2	Gas Utilities
Highwoods Properties, Inc.	1.2	Real Estate Investment Trusts
Fortune Brands Home & Security, Inc.	1.2	Building Products
Esterline Technologies Corp.	1.1	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	-3.34%	4.01%
Including sales charges	-8.65%	0.37%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	-4.02%	3.31%
Including contingent deferred sales charges	-4.98%	3.31%

Institutional Class (Commenced January 31, 2014)	-2.79%	4.56%

Class IR (Commenced January 31, 2014)	-3.11%	4.28%

Class R (Commenced January 31, 2014)	-3.55%	3.80%

Class R6 (Commenced July 31, 2015)	N/A	-5.48%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 96.0%
Aerospace & Defense – 2.0%
283	The Boeing Co.	$36,982

Airlines* – 2.9%
947	United Continental Holdings, Inc.	53,951

Capital Markets* – 2.8%
1,968	Credit Suisse Group AG ADR	52,920

Commercial Banks – 16.5%
5,396	Bank of America Corp.	88,171
952	Citigroup, Inc.	50,913
1,411	JPMorgan Chase & Co.	90,445
2,634	Zions Bancorp	76,386

		305,915

Communications Equipment – 1.8%
1,313	Cisco Systems, Inc.	33,980

Computers & Peripherals – 5.0%
3,746	EMC Corp.	93,163

Diversified Telecommunication Services – 4.3%
2,434	AT&T, Inc.	80,809

Electric Utilities – 3.1%
1,803	FirstEnergy Corp.	57,624

Food & Staples Retailing – 4.2%
2,384	Whole Foods Market, Inc.	78,100

Hotels, Restaurants & Leisure* – 2.1%
1,907	MGM Resorts International	38,960

Industrial Conglomerates – 6.3%
4,720	General Electric Co.	117,150

Insurance – 9.7%
1,506	American International Group, Inc.	90,872
1,104	Prudential Financial, Inc.	89,093

		179,965

Internet Software & Services* – 4.4%
125	Google, Inc. Class A	80,978

Media – 2.7%
1,224	Viacom, Inc. Class B	49,902

Oil, Gas & Consumable Fuels – 11.0%
1,392	Devon Energy Corp.	59,383
982	Exxon Mobil Corp.	73,886
4,340	Southwestern Energy Co.*	70,481

		203,750

Pharmaceuticals – 7.2%
714	Mylan NV*	35,407
3,032	Pfizer, Inc.	97,691

		133,098

Common Stocks – (continued)
Road & Rail* – 4.1%
4,098	Hertz Global Holdings, Inc.	$75,526

Specialty Retail – 5.9%
740	Lowe’s Cos., Inc.	51,186
1,795	The Gap, Inc.	58,894

		110,080

TOTAL COMMON STOCKS
(Cost $1,921,632)		$1,782,853

Shares	Rate	Value
Investment Company(a) – 1.1%
Goldman Sachs Financial Square Government Fund – FST Shares
21,030	0.006%	$21,030
(Cost $21,030)

TOTAL INVESTMENTS – 97.1%
(Cost $1,942,662)		$1,803,883

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		53,404

NET ASSETS – 100.0%		$1,857,287

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value
Common Stocks – 98.1%
Aerospace & Defense – 2.1%
67,028	The Boeing Co.	$8,759,219

Air Freight & Logistics – 1.6%
71,159	United Parcel Service, Inc. Class B	6,948,676

Automobiles – 0.6%
88,079	General Motors Co.	2,593,046

Capital Markets – 4.5%
333,356	AllianceBernstein Holding LP	9,113,953
374,339	Ares Capital Corp.	5,903,326
13,884	BlackRock, Inc.	4,199,494

		19,216,773

Chemicals – 1.2%
96,187	E.I. du Pont de Nemours & Co.	4,953,631

Commercial Banks – 12.3%
560,015	Bank of America Corp.	9,150,645
128,577	BB&T Corp.	4,747,063
202,479	Citizens Financial Group, Inc.	5,025,529
314,124	Fifth Third Bancorp	6,257,350
351,640	JPMorgan Chase & Co.	22,540,124
79,408	Wells Fargo & Co.	4,234,829

		51,955,540

Communications Equipment – 2.2%
367,506	Cisco Systems, Inc.	9,511,055

Computers & Peripherals – 1.8%
313,870	EMC Corp.	7,805,947

Consumer Finance – 1.9%
42,339	Capital One Financial Corp.	3,291,857
377,542	Navient Corp.	4,828,762

		8,120,619

Containers & Packaging – 1.1%
69,976	Packaging Corp. of America	4,696,089

Diversified Telecommunication Services – 3.6%
463,253	AT&T, Inc.	15,380,000

Electric Utilities – 4.1%
266,751	FirstEnergy Corp.	8,525,362
28,096	NextEra Energy, Inc.	2,764,927
60,020	Pinnacle West Capital Corp.	3,572,991
75,847	PPL Corp.	2,350,499

		17,213,779

Electrical Equipment – 0.7%
50,439	Eaton Corp. PLC	2,878,049

Food & Staples Retailing – 0.5%
32,157	Wal-Mart Stores, Inc.	2,081,523

Food Products – 2.6%
122,421	ConAgra Foods, Inc.	5,102,507
135,799	Mondelez International, Inc. Class A	5,752,446

		10,854,953

Health Care Equipment & Supplies – 2.7%
159,681	Medtronic PLC	11,543,340

Common Stocks – (continued)
Household Products – 0.7%
44,626	The Procter & Gamble Co.	$3,153,719

Independent Power Producers & Energy Traders – 0.7%
146,720	NRG Energy, Inc.	2,922,662

Industrial Conglomerates – 5.8%
982,594	General Electric Co.	24,387,983

Insurance – 10.1%
196,037	American International Group, Inc.	11,828,873
50,970	Arthur J. Gallagher & Co.	2,228,408
145,809	MetLife, Inc.	7,305,031
167,563	Prudential Financial, Inc.	13,522,334
89,840	The Hartford Financial Services Group, Inc.	4,128,148
37,397	The Travelers Cos., Inc.	3,722,871

		42,735,665

Media – 1.3%
138,596	Viacom, Inc. Class B	5,650,559

Multi-Utilities – 1.0%
88,743	PG&E Corp.	4,399,878

Oil, Gas & Consumable Fuels – 10.3%
128,787	BP PLC ADR	4,319,516
113,907	ConocoPhillips	5,598,529
200,956	Devon Energy Corp.	8,572,783
280,182	Exxon Mobil Corp.	21,080,894
239,840	Southwestern Energy Co.*	3,895,001

		43,466,723

Pharmaceuticals – 10.5%
65,983	Eli Lilly & Co.	5,433,700
93,849	Johnson & Johnson	8,819,929
168,672	Merck & Co., Inc.	9,082,987
68,392	Mylan NV*	3,391,559
557,834	Pfizer, Inc.	17,973,412

		44,701,587

Real Estate Investment Trusts – 3.4%
202,260	Brixmor Property Group, Inc.	4,615,573
151,455	RLJ Lodging Trust	4,171,071
255,850	Starwood Property Trust, Inc.	5,444,488

		14,231,132

Semiconductors & Semiconductor Equipment – 2.8%
145,696	Intel Corp.	4,158,164
230,262	Maxim Integrated Products, Inc.	7,752,921

		11,911,085

Software – 1.8%
173,039	Microsoft Corp.	7,530,657

Specialty Retail – 3.3%
294,498	Staples, Inc.	4,184,817
296,519	The Gap, Inc.	9,728,788

		13,913,605

Thrifts & Mortgage Finance – 1.7%
416,011	New York Community Bancorp, Inc.	7,346,754

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)
Tobacco – 1.2%
97,765	Altria Group, Inc.	$5,238,249

TOTAL COMMON STOCKS
(Cost $403,363,178)		$416,102,497

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.7%
Repurchase Agreements – 1.7%
Joint Repurchase Agreement Account II
$7,000,000	0.146%	09/01/15	$7,000,000
(Cost $7,000,000)

TOTAL INVESTMENTS – 99.8%
(Cost $410,363,178)			$423,102,497

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			976,707

NET ASSETS – 100.0%			$424,079,204

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 61.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 1.4%
143,295	The Boeing Co.	$18,725,791

Airlines* – 1.3%
316,244	United Continental Holdings, Inc.	18,016,421

Capital Markets – 3.9%
118,409	Affiliated Managers Group, Inc.*	22,076,174
145,813	Ameriprise Financial, Inc.	16,428,751
43,465	BlackRock, Inc.	13,146,858

		51,651,783

Chemicals – 1.2%
307,707	E.I. du Pont de Nemours & Co.	15,846,911

Commercial Banks – 14.2%
3,177,062	Bank of America Corp.	51,913,193
699,971	Citigroup, Inc.	37,434,449
634,809	Citizens Financial Group, Inc.	15,755,959
724,106	Fifth Third Bancorp	14,424,192
876,804	JPMorgan Chase & Co.	56,203,136
248,621	Wells Fargo & Co.	13,258,958

		188,989,887

Communications Equipment – 1.9%
956,925	Cisco Systems, Inc.	24,765,219

Computers & Peripherals – 2.9%
1,535,446	EMC Corp.	38,186,542

Consumer Finance – 1.4%
128,832	Capital One Financial Corp.	10,016,688
724,638	Navient Corp.	9,268,120

		19,284,808

Diversified Telecommunication Services – 3.6%
1,467,849	AT&T, Inc.	48,732,587

Electric Utilities – 3.3%
421,544	Exelon Corp.	12,966,694
422,254	FirstEnergy Corp.	13,495,238
179,496	NextEra Energy, Inc.	17,664,201

		44,126,133

Food & Staples Retailing – 1.1%
442,548	Whole Foods Market, Inc.	14,497,872

Food Products – 3.4%
259,424	ConAgra Foods, Inc.	10,812,792
519,709	Mondelez International, Inc. Class A	22,014,873
297,592	Tyson Foods, Inc. Class A	12,582,190

		45,409,855

Health Care Equipment & Supplies – 2.5%
456,060	Medtronic PLC	32,968,577

Health Care Providers & Services – 2.3%
174,878	Aetna, Inc.	20,027,028
127,146	Express Scripts Holding Co.*	10,629,406

		30,656,434

Common Stocks – (continued)
Hotels, Restaurants & Leisure* – 0.9%
559,898	MGM Resorts International	$11,438,716

Household Products – 1.2%
236,697	The Procter & Gamble Co.	16,727,377

Industrial Conglomerates – 5.2%
2,808,221	General Electric Co.	69,700,045

Insurance – 9.0%
583,585	American International Group, Inc.	35,213,519
1,108,148	Genworth Financial, Inc. Class A*	5,740,207
451,179	MetLife, Inc.	22,604,068
535,647	Prudential Financial, Inc.	43,226,713
277,651	The Hartford Financial Services Group, Inc.	12,758,063

		119,542,570

Internet Software & Services* – 1.9%
38,306	Google, Inc. Class A	24,815,393

Media – 1.6%
512,783	Viacom, Inc. Class B	20,906,163

Oil, Gas & Consumable Fuels – 11.1%
352,023	ConocoPhillips	17,301,930
876,260	Devon Energy Corp.	37,381,252
812,081	Exxon Mobil Corp.	61,100,974
1,968,074	Southwestern Energy Co.*	31,961,522

		147,745,678

Personal Products – 1.0%
350,253	Unilever NV	14,052,150

Pharmaceuticals – 8.2%
477,365	Johnson & Johnson	44,862,762
207,820	Merck & Co., Inc.	11,191,107
395,693	Mylan NV*	19,622,416
1,052,804	Pfizer, Inc.	33,921,345

		109,597,630

Real Estate Investment Trusts – 0.8%
113,571	American Tower Corp.	10,470,111

Road & Rail* – 1.1%
831,997	Hertz Global Holdings, Inc.	15,333,705

Semiconductors & Semiconductor Equipment – 2.8%
871,167	Intel Corp.	24,863,106
356,507	Maxim Integrated Products, Inc.	12,003,591

		36,866,697

Software – 3.7%
263,077	Microsoft Corp.	11,449,111
454,239	Oracle Corp.	16,847,725
151,369	SAP SE ADR	10,181,079
545,298	Symantec Corp.	11,173,156

		49,651,071

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 4.6%
263,878	Lowe’s Cos., Inc.	$18,252,441
975,381	Staples, Inc.	13,860,164
873,645	The Gap, Inc.	28,664,293

		60,776,898

Textiles, Apparel & Luxury Goods – 1.6%
191,636	Ralph Lauren Corp.	21,308,007

TOTAL COMMON STOCKS
(Cost $1,315,389,390)		$1,320,791,031

Shares	Rate	Value
Investment Company(a) – 0.3%
Goldman Sachs Financial Square Government Fund – FST Shares
4,170,171	0.006%	$4,170,171
(Cost $4,170,171)

TOTAL INVESTMENTS – 99.4%
(Cost $1,319,559,561)		$1,324,961,202

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		8,614,107

NET ASSETS – 100.0%		$1,333,575,309

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.9%
2,480,946	Textron, Inc.	$96,260,705
1,355,742	Triumph Group, Inc.	66,960,097

		163,220,802

Airlines* – 1.7%
2,601,885	United Continental Holdings, Inc.	148,229,388

Beverages – 1.0%
1,274,872	Molson Coors Brewing Co. Class B	86,806,034

Building Products – 2.0%
1,262,551	Armstrong World Industries, Inc.*	70,210,461
2,054,793	Fortune Brands Home & Security, Inc.	98,321,845

		168,532,306

Capital Markets – 2.5%
218,887	Affiliated Managers Group, Inc.*	40,809,292
3,192,820	Raymond James Financial, Inc.	169,187,532

		209,996,824

Chemicals – 3.3%
2,550,230	Axalta Coating Systems Ltd.*	74,441,214
1,617,158	Celanese Corp. Series A	98,064,461
1,867,855	CF Industries Holdings, Inc.	107,177,520

		279,683,195

Commercial Banks – 7.6%
6,847,426	Citizens Financial Group, Inc.	169,953,113
5,093,552	Fifth Third Bancorp	101,463,556
5,063,301	First Horizon National Corp.	73,569,764
10,032,404	Huntington Bancshares, Inc.	109,453,528
1,151,813	PacWest Bancorp	49,113,306
5,029,611	Zions Bancorp	145,858,719

		649,411,986

Communications Equipment – 2.2%
13,614,781	Brocade Communications Systems, Inc.	144,997,418
918,700	Lumentum Holdings, Inc.*	18,135,138
4,593,504	Viavi Solutions, Inc.*	24,667,116

		187,799,672

Computers & Peripherals – 1.5%
1,554,633	Western Digital Corp.	127,417,721

Construction & Engineering* – 1.0%
2,008,407	Jacobs Engineering Group, Inc.	81,159,727

Construction Materials – 1.2%
589,585	Martin Marietta Materials, Inc.	98,932,363

Consumer Finance – 2.5%
9,097,891	Navient Corp.	116,362,026
11,146,412	SLM Corp.*	94,521,574

		210,883,600

Common Stocks – (continued)
Containers & Packaging – 1.3%
1,688,495	Packaging Corp. of America	$113,314,899

Diversified Financial Services – 0.8%
1,591,693	Voya Financial, Inc.	68,570,134

Electric Utilities – 1.6%
4,160,813	FirstEnergy Corp.	132,979,584

Energy Equipment & Services* – 1.2%
674,227	Cameron International Corp.	45,011,395
5,760,229	Weatherford International PLC	58,466,324

		103,477,719

Food & Staples Retailing – 1.4%
3,654,306	Whole Foods Market, Inc.	119,715,065

Food Products – 3.8%
3,115,390	ConAgra Foods, Inc.	129,849,455
1,017,242	Mead Johnson Nutrition Co.	79,690,738
2,752,257	Tyson Foods, Inc. Class A	116,365,426

		325,905,619

Health Care Equipment & Supplies – 1.4%
1,129,482	Zimmer Biomet Holdings, Inc.	116,969,156

Health Care Providers & Services* – 2.1%
1,548,399	Envision Healthcare Holdings, Inc.	63,437,907
1,007,146	Laboratory Corp. of America Holdings	118,651,870

		182,089,777

Health Care Technology* – 0.1%
490,101	Allscripts Healthcare Solutions, Inc.	6,748,691

Hotels, Restaurants & Leisure* – 1.0%
4,325,228	MGM Resorts International	88,364,408

Household Durables* – 0.5%
227,221	Mohawk Industries, Inc.	44,755,720

Independent Power Producers & Energy Traders – 1.0%
4,099,671	NRG Energy, Inc.	81,665,446

Insurance – 8.7%
1,914,395	Arthur J. Gallagher & Co.	83,697,349
656,784	Everest Re Group Ltd.	115,469,195
7,771,582	Genworth Financial, Inc. Class A*	40,256,795
3,165,144	Lincoln National Corp.	160,757,664
1,888,702	Principal Financial Group, Inc.	95,096,146
1,535,086	Validus Holdings Ltd.	67,973,608
1,585,293	W.R. Berkley Corp.	86,049,704
2,465,473	XL Group PLC	91,937,488

		741,237,949

Internet Software & Services* – 0.6%
2,630,437	Pandora Media, Inc.	47,190,040

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 1.5%
1,592,877	Fidelity National Information Services, Inc.	$110,004,085
204,428	WEX, Inc.*	19,324,579

		129,328,664

Leisure Equipment & Products* – 0.8%
1,395,672	Vista Outdoor, Inc.	65,261,623

Machinery – 1.2%
1,112,148	Ingersoll-Rand PLC	61,490,663
1,883,975	Terex Corp.	43,953,137

		105,443,800

Marine* – 1.0%
1,184,189	Kirby Corp.	83,520,850

Media – 2.4%
2,524,811	Discovery Communications, Inc. Class A*	67,159,973
1,924,199	Liberty Media Corp. Class C*	69,694,488
1,257,359	Scripps Networks Interactive Class A	66,753,189

		203,607,650

Metals & Mining – 0.8%
3,259,221	Steel Dynamics, Inc.	63,489,625

Multi-Utilities – 3.9%
1,709,771	PG&E Corp.	84,770,446
1,580,144	SCANA Corp.	83,573,816
1,726,771	Sempra Energy	163,784,230

		332,128,492

Oil, Gas & Consumable Fuels – 7.0%
4,616,032	Antero Resources Corp.*	119,278,267
1,184,817	Concho Resources, Inc.*	128,149,807
772,646	Gulfport Energy Corp.*	27,683,906
2,457,568	Newfield Exploration Co.*	81,861,590
1,293,200	Noble Energy, Inc.	43,205,812
916,844	Pioneer Natural Resources Co.	112,826,823
4,856,276	Southwestern Energy Co.*	78,865,922

		591,872,127

Personal Products – 0.8%
774,396	Edgewell Personal Care Co.	68,193,312

Pharmaceuticals* – 2.2%
2,011,389	Endo International PLC	154,876,953
712,113	Mylan NV	35,313,684

		190,190,637

Real Estate Investment Trusts – 8.0%
6,125,620	Brixmor Property Group, Inc.	139,786,649
6,762,649	DDR Corp.	103,400,903
1,061,586	Mid-America Apartment Communities, Inc.	83,430,044
3,397,887	ProLogis, Inc.	129,119,706

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
3,824,995	RLJ Lodging Trust	$105,340,362
5,453,887	Starwood Property Trust, Inc.	116,058,715

		677,136,379

Road & Rail – 2.7%
7,618,233	Hertz Global Holdings, Inc.*	140,404,034
937,372	Kansas City Southern	86,931,879

		227,335,913

Semiconductors & Semiconductor Equipment – 4.3%
7,910,714	Atmel Corp.	64,630,533
3,971,247	Maxim Integrated Products, Inc.	133,711,887
1,704,133	Microchip Technology, Inc.	72,425,653
2,331,905	Xilinx, Inc.	97,683,500

		368,451,573

Software* – 1.2%
720,279	Citrix Systems, Inc.	49,058,203
614,867	VMware, Inc. Class A	48,666,723

		97,724,926

Specialty Retail – 4.3%
2,621,304	Best Buy Co., Inc.	96,306,709
8,374,696	Staples, Inc.	119,004,430
4,445,352	The Gap, Inc.	145,851,999

		361,163,138

Textiles, Apparel & Luxury Goods – 2.6%
934,263	Fossil Group, Inc.*	57,531,915
1,811,382	Kate Spade & Co.*	34,343,803
1,174,043	Ralph Lauren Corp.	130,541,841

		222,417,559

TOTAL COMMON STOCKS
(Cost $8,352,051,924)		$8,372,324,093

Shares	Rate	Value
Investment Company(a) – 1.6%
Goldman Sachs Financial Square Government Fund – FST Shares
137,121,703	0.006%	$137,121,703
(Cost $137,121,703)

TOTAL INVESTMENTS – 100.2%
(Cost $8,489,173,627)		$8,509,445,796

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(15,397,650)

NET ASSETS – 100.0%		$8,494,048,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value
Common Stocks – 98.7%
Aerospace & Defense – 2.2%
598,544	Curtiss-Wright Corp.	$39,330,326
671,491	Esterline Technologies Corp.*	54,867,530
576,616	Moog, Inc. Class A*	36,384,469

		130,582,325

Air Freight & Logistics – 0.7%
958,981	Forward Air Corp.	43,173,325

Auto Components – 0.7%
943,212	American Axle & Manufacturing Holdings, Inc.*	19,052,882
229,791	Cooper Tire & Rubber Co.	8,869,933
684,544	Tower International, Inc.*	16,737,101

		44,659,916

Biotechnology* – 0.8%
3,131,754	Infinity Pharmaceuticals, Inc.(a)	27,622,070
1,026,674	Natera, Inc.	16,241,983
325,520	Vanda Pharmaceuticals, Inc.	3,837,881

		47,701,934

Building Products* – 0.5%
1,213,184	Continental Building Products, Inc.	24,251,548
264,282	NCI Building Systems, Inc.	2,756,461

		27,008,009

Capital Markets – 1.9%
457,037	Golub Capital BDC, Inc.	7,669,081
259,656	Moelis & Co.	7,083,415
661,995	New Mountain Finance Corp.	9,797,526
1,928,025	OM Asset Management PLC	31,850,973
799,815	Stifel Financial Corp.*	37,271,379
526,170	Virtu Financial, Inc. Class A	12,386,042
75,484	Virtus Investment Partners, Inc.	8,685,189

		114,743,605

Chemicals – 1.8%
107,869	Axiall Corp.	2,724,771
156,944	Cytec Industries, Inc.	11,645,245
76,634	Methanex Corp.	3,123,602
119,380	Minerals Technologies, Inc.	6,421,450
1,049,269	PolyOne Corp.	34,069,764
253,006	Quaker Chemical Corp.	20,078,556
311,803	W.R. Grace & Co.*	30,849,789

		108,913,177

Commercial Banks – 16.3%
1,911,202	BancorpSouth, Inc.	45,410,159
1,371,642	Bank of the Ozarks, Inc.	57,334,636
670,795	Banner Corp.	29,790,006
2,059,317	Boston Private Financial Holdings, Inc.	24,505,872
737,763	CoBiz, Inc.	9,502,387
738,057	Community Bank System, Inc.	26,319,113
394,471	ConnectOne Bancorp, Inc.	7,554,120
1,325,416	CVB Financial Corp.	21,538,010
986,629	First Financial Bankshares, Inc.	30,723,627
530,769	First Merchants Corp.	13,810,609

Common Stocks – (continued)
Commercial Banks – (continued)
1,035,948	First Midwest Bancorp, Inc.	$18,274,123
827,007	Flushing Financial Corp.	16,498,790
1,332,701	Glacier Bancorp, Inc.	34,663,553
1,462,490	Great Western Bancorp, Inc.	36,810,873
766,360	Hancock Holding Co.	21,519,389
506,162	Heritage Financial Corp.	8,969,191
667,986	Home Bancshares, Inc.	25,463,626
533,513	Independent Bank Corp.	24,162,804
232,197	Independent Bank Group, Inc.	9,842,831
287,399	Lakeland Financial Corp.	11,809,225
1,356,358	LegacyTexas Financial Group, Inc.	38,412,058
1,371,095	MB Financial, Inc.	45,163,869
1,096,626	PacWest Bancorp	46,760,133
830,503	Pinnacle Financial Partners, Inc.	39,382,452
1,844,011	PrivateBancorp, Inc.	69,795,816
884,261	Prosperity Bancshares, Inc.	45,689,766
361,687	Sandy Spring Bancorp, Inc.	9,284,505
486,554	South State Corp.	36,564,533
552,668	Southwest Bancorp, Inc.	9,218,502
915,809	State Bank Financial Corp.	18,499,342
147,223	Summit State Bank	1,899,177
420,051	Texas Capital Bancshares, Inc.*	22,623,947
263,945	The First of Long Island Corp.	6,738,516
363,043	TriCo Bancshares	8,618,641
600,736	UMB Financial Corp.	30,114,896
1,775,779	Webster Financial Corp.	62,827,061

		966,096,158

Commercial Services & Supplies – 2.0%
988,318	ABM Industries, Inc.	31,636,059
901,528	Ceco Environmental Corp.	8,726,791
321,854	G&K Services, Inc. Class A	21,760,549
877,900	Mobile Mini, Inc.	29,857,379
1,052,351	Progressive Waste Solutions Ltd.	29,013,317

		120,994,095

Communications Equipment – 1.3%
330,517	ADTRAN, Inc.	5,294,882
700,672	Digi International, Inc.*	7,174,881
413,086	Lumentum Holdings, Inc.*	8,154,318
650,291	NetScout Systems, Inc.*	23,768,136
1,078,518	Radware Ltd.*	20,071,220
2,065,431	Viavi Solutions, Inc.*	11,091,365

		75,554,802

Computers & Peripherals* – 0.5%
626,731	Electronics for Imaging, Inc.	27,432,016

Construction & Engineering – 0.8%
1,025,643	EMCOR Group, Inc.	47,271,886

Construction Materials – 0.6%
444,857	Eagle Materials, Inc.	36,402,648

Containers & Packaging – 1.2%
1,166,640	Berry Plastics Group, Inc.*	34,532,544
2,506,062	Graphic Packaging Holding Co.	35,335,474

		69,868,018

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Distributors – 0.4%
365,087	Core-Mark Holding Co., Inc.	$21,945,380

Diversified Financial Services – 0.3%
207,831	MarketAxess Holdings, Inc.	18,792,079

Diversified Telecommunication Services* – 0.2%
851,953	Premiere Global Services, Inc.	9,184,053

Electric Utilities – 2.4%
806,106	IDACORP, Inc.	47,858,513
1,692,183	PNM Resources, Inc.	43,336,807
1,407,125	Portland General Electric Co.	48,602,097

		139,797,417

Electrical Equipment* – 0.4%
940,178	Thermon Group Holdings, Inc.	21,511,273

Electronic Equipment, Instruments & Components – 2.2%
528,479	Anixter International, Inc.*	33,642,973
232,552	Belden, Inc.	11,718,295
990,686	CTS Corp.	18,674,431
193,481	Littelfuse, Inc.	17,364,920
1,394,558	Newport Corp.*	21,336,738
771,262	Plexus Corp.*	29,361,944

		132,099,301

Energy Equipment & Services* – 0.7%
848,035	Forum Energy Technologies, Inc.	13,331,110
1,086,359	Oil States International, Inc.	30,820,005

		44,151,115

Food & Staples Retailing* – 0.1%
412,576	SUPERVALU, Inc.	3,399,626

Food Products – 1.9%
176,219	Freshpet, Inc.*	2,289,085
182,304	J&J Snack Foods Corp.	20,775,364
86,783	Post Holdings, Inc.*	5,665,194
570,091	The Hain Celestial Group, Inc.*	34,695,738
605,110	TreeHouse Foods, Inc.*	48,027,581

		111,452,962

Gas Utilities – 1.5%
1,339,122	New Jersey Resources Corp.	37,856,979
894,456	Southwest Gas Corp.	49,275,581

		87,132,560

Health Care Equipment & Supplies* – 1.8%
3,154,284	Endologix, Inc.	40,942,606
424,813	Integra LifeSciences Holdings Corp.	25,480,284
735,635	The Spectranetics Corp.	12,395,450
1,381,495	Tornier NV	30,724,449

		109,542,789

Health Care Providers & Services – 1.1%
882,416	Air Methods Corp.*	33,046,479
735,771	HealthSouth Corp.	31,417,422

		64,463,901

Common Stocks – (continued)
Health Care Technology* – 1.0%
1,956,902	Allscripts Healthcare Solutions, Inc.	$26,946,541
3,211,876	HMS Holdings Corp.	33,564,104

		60,510,645

Hotels, Restaurants & Leisure – 3.3%
1,100,511	Bloomin’ Brands, Inc.	22,780,578
57,555	Bojangles’, Inc.*	1,198,295
98,820	Cracker Barrel Old Country Store, Inc.	14,247,868
1,364,913	Diamond Resorts International, Inc.*	34,655,141
66,375	DineEquity, Inc.	6,338,812
494,687	Jack in the Box, Inc.	38,674,630
365,798	Marriott Vacations Worldwide Corp.	25,975,316
221,745	Planet Fitness, Inc. Class A*	3,949,278
439,371	Vail Resorts, Inc.	47,412,525

		195,232,443

Household Durables* – 0.9%
520,405	Meritage Homes Corp.	21,929,867
2,641,197	Standard Pacific Corp.	22,318,115
496,419	William Lyon Homes Class A	11,248,854

		55,496,836

Household Products – 1.0%
599,317	Spectrum Brands Holdings, Inc.	58,900,875

Independent Power Producers & Energy Traders* – 0.5%
1,144,997	Dynegy, Inc.	29,483,673

Industrial Conglomerates – 0.4%
214,726	Carlisle Cos., Inc.	21,622,908

Insurance – 5.3%
1,664,269	American Equity Investment Life Holding Co.	40,375,166
301,899	AMERISAFE, Inc.	14,110,759
418,405	AmTrust Financial Services, Inc.	24,330,251
3,347,818	CNO Financial Group, Inc.	59,892,464
441,173	Endurance Specialty Holdings Ltd.	28,124,779
86,280	Enstar Group Ltd.*	12,606,371
330,618	Fidelity & Guaranty Life	8,153,040
2,534,633	Maiden Holdings Ltd.	36,321,291
1,475,350	National General Holdings Corp.	27,043,165
347,160	ProAssurance Corp.	16,743,527
412,848	RLI Corp.	21,513,509
825,709	Symetra Financial Corp.	25,985,062

		315,199,384

Internet & Catalog Retail – 0.4%
434,079	HSN, Inc.	26,396,344

Internet Software & Services*(a) – 0.3%
1,970,548	Everyday Health, Inc.	19,232,548

IT Services – 0.5%
1,383,243	Convergys Corp.	31,261,292

Leisure Equipment & Products – 0.0%
58,455	Brunswick Corp.	2,905,798

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services* – 0.6%
372,682	Albany Molecular Research, Inc.	$7,431,279
1,459,357	Bruker Corp.	26,822,982

		34,254,261

Machinery – 4.0%
1,481,034	Actuant Corp. Class A	31,753,369
346,598	Alamo Group, Inc.	17,846,331
1,025,224	Barnes Group, Inc.	39,604,403
453,345	CLARCOR, Inc.	25,555,058
196,819	Graco, Inc.	13,578,543
397,521	RBC Bearings, Inc.*	24,590,649
191,026	Standex International Corp.	15,285,900
1,212,623	The Manitowoc Co., Inc.	20,711,601
674,745	Watts Water Technologies, Inc. Class A	37,009,763
299,023	Woodward, Inc.	13,635,449

		239,571,066

Media – 1.5%
692,838	Carmike Cinemas, Inc.*	16,524,186
1,611,640	Live Nation Entertainment, Inc.*	39,678,577
668,972	Nexstar Broadcasting Group, Inc. Class A	31,093,819
371,684	Townsquare Media, Inc.*	4,270,649

		91,567,231

Metals & Mining – 1.3%
1,361,240	Commercial Metals Co.	21,371,468
1,111,696	Globe Specialty Metals, Inc.	15,274,703
449,891	Kaiser Aluminum Corp.	37,601,890
106,140	TimkenSteel Corp.	1,896,722

		76,144,783

Multi-Utilities – 1.1%
516,416	Black Hills Corp.	20,543,028
847,559	NorthWestern Corp.	43,767,947

		64,310,975

Multiline Retail* – 0.7%
804,944	Burlington Stores, Inc.	42,734,477

Oil, Gas & Consumable Fuels* – 4.0%
1,121,683	Carrizo Oil & Gas, Inc.	40,862,912
1,941,420	Memorial Resource Development Corp.	37,682,962
1,549,771	Parsley Energy, Inc. Class A	26,656,061
561,128	PDC Energy, Inc.	31,524,171
2,770,520	Rice Energy, Inc.	53,886,614
1,311,627	RSP Permian, Inc.	31,400,350
1,906,340	WPX Energy, Inc.	13,935,346

		235,948,416

Paper & Forest Products – 0.5%
1,007,684	KapStone Paper and Packaging Corp.	21,957,434
442,829	Mercer International, Inc.*	5,070,392

		27,027,826

Common Stocks – (continued)
Pharmaceuticals* – 0.8%
461,778	Catalent, Inc.	$14,679,923
232,711	Pacira Pharmaceuticals, Inc.	13,392,518
429,745	Prestige Brands Holdings, Inc.	19,991,737

		48,064,178

Professional Services* – 0.7%
953,997	On Assignment, Inc.	34,324,812
293,547	TrueBlue, Inc.	7,045,128

		41,369,940

Real Estate Investment Trusts – 12.3%
1,729,940	Acadia Realty Trust	51,119,727
1,949,611	Apollo Commercial Real Estate Finance, Inc.	31,915,132
1,372,674	Blackstone Mortgage Trust, Inc. Class A	38,009,343
1,793,010	CBL & Associates Properties, Inc.	26,679,989
2,413,980	Chesapeake Lodging Trust	69,788,162
2,387,495	CubeSmart	60,379,749
1,327,576	CyrusOne, Inc.	42,031,056
429,121	DuPont Fabros Technology, Inc.	11,470,404
1,135,838	Highwoods Properties, Inc.	43,093,694
1,446,965	Hudson Pacific Properties, Inc.	41,079,336
3,986,449	MFA Financial, Inc.	28,343,652
519,546	National Health Investors, Inc.	28,626,985
1,959,736	Pebblebrook Hotel Trust	74,587,552
646,845	PS Business Parks, Inc.	47,193,811
141,002	Sovran Self Storage, Inc.	12,652,109
4,854,467	Strategic Hotels & Resorts, Inc.*	65,486,760
1,541,019	Terreno Realty Corp.	31,344,327
2,624,133	Two Harbors Investment Corp.	24,824,298

		728,626,086

Real Estate Management & Development – 0.7%
1,829,861	Kennedy-Wilson Holdings, Inc.	43,843,470

Semiconductors & Semiconductor Equipment – 3.5%
618,818	Cabot Microelectronics Corp.*	26,844,325
3,178,577	Entegris, Inc.*	43,641,862
1,313,195	Fairchild Semiconductor International, Inc.*	17,859,452
3,900,901	Intersil Corp. Class A	41,115,497
929,766	MKS Instruments, Inc.	31,333,114
1,632,715	Semtech Corp.*	27,674,519
429,869	Silicon Laboratories, Inc.*	18,690,704

		207,159,473

Software – 1.8%
879,734	Bottomline Technologies de, Inc.*	23,524,087
580,630	CommVault Systems, Inc.*	20,809,779
796,259	Monotype Imaging Holdings, Inc.	16,864,766
526,304	Pegasystems, Inc.	12,899,711
569,357	Verint System, Inc.*	30,363,809

		104,462,152

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.5%
687,473	American Eagle Outfitters, Inc.	$11,700,790
248,859	Asbury Automotive Group, Inc.*	20,050,570
424,551	Ascena Retail Group, Inc.*	5,124,330
695,782	Boot Barn Holdings, Inc.*	15,195,879
368,819	GNC Acquisition Holdings, Inc. Class A	17,260,729
460,255	Lithia Motors, Inc. Class A	49,063,183
194,141	Monro Muffler Brake, Inc.	12,306,598
1,840,548	Office Depot, Inc.*	14,595,546
291,253	Party City Holdco, Inc.*	4,933,826

		150,231,451

Textiles, Apparel & Luxury Goods – 1.0%
433,503	Carter’s, Inc.	42,617,680
417,512	Steven Madden Ltd.*	17,059,540

		59,677,220

Thrifts & Mortgage Finance – 2.3%
790,253	Brookline Bancorp, Inc.	8,337,169
541,718	Dime Community Bancshares	9,225,458
736,315	EverBank Financial Corp.	14,564,311
675,034	Oritani Financial Corp.	10,179,513
1,141,141	Provident Financial Services, Inc.	21,613,210
3,189,495	Radian Group, Inc.	57,347,120
499,850	WSFS Financial Corp.	13,760,870

		135,027,651

Trading Companies & Distributors – 1.5%
874,655	Beacon Roofing Supply, Inc.*	31,706,244
828,649	Kaman Corp.	32,176,441
464,516	WESCO International, Inc.*	25,998,960

		89,881,645

TOTAL COMMON STOCKS
(Cost $5,036,117,090)		$5,860,019,417

Exchange Traded Fund – 0.7%
438,582	iShares Russell 2000 Value ETF	$41,095,134
(Cost $45,725,699)

Shares	Rate	Value
Investment Company(a) – 0.3%
Goldman Sachs Financial Square Government Fund – FST Shares
18,693,274	0.006%	$18,693,274
(Cost $18,693,274)

TOTAL INVESTMENTS – 99.7%
(Cost $5,100,536,063)		$5,919,807,825

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		20,074,384

NET ASSETS – 100.0%		$5,939,882,209

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer/Fund.

Investment Abbreviation:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.6%
1,803	Curtiss-Wright Corp.	$118,475
3,676	Esterline Technologies Corp.*	300,366

		418,841

Auto Components – 1.4%
3,713	Lear Corp.	381,659

Beverages – 0.4%
1,568	Molson Coors Brewing Co. Class B	106,765

Building Products – 1.9%
3,332	Armstrong World Industries, Inc.*	185,292
6,603	Fortune Brands Home & Security, Inc.	315,954

		501,246

Capital Markets – 2.6%
9,243	E*TRADE Financial Corp.*	242,998
1,838	Legg Mason, Inc.	81,478
9,259	OM Asset Management PLC	152,959
3,336	Stifel Financial Corp.*	155,458
2,372	Virtu Financial, Inc. Class A	55,837

		688,730

Chemicals – 2.5%
258	Ashland, Inc.	27,082
7,088	Axalta Coating Systems Ltd.*	206,899
1,527	Cytec Industries, Inc.	113,303
318	Methanex Corp.	12,961
4,476	PolyOne Corp.	145,336
901	RPM International, Inc.	39,509
1,204	W.R. Grace & Co.*	119,124

		664,214

Commercial Banks – 10.9%
4,533	BancorpSouth, Inc.	107,704
3,429	Bank of Hawaii Corp.	212,804
6,083	Bank of the Ozarks, Inc.	254,269
6,886	BankUnited, Inc.	245,417
2,113	Cullen/Frost Bankers, Inc.	136,627
6,360	East West Bancorp, Inc.	257,008
4,595	Glacier Bancorp, Inc.	119,516
6,487	PacWest Bancorp	276,606
6,955	PrivateBancorp, Inc.	263,247
2,663	Prosperity Bancshares, Inc.	137,597
2,047	Signature Bank*	273,254
6,875	Synovus Financial Corp.	209,206
1,407	Texas Capital Bancshares, Inc.*	75,781
1,918	UMB Financial Corp.	96,149
7,179	Webster Financial Corp.	253,993

		2,919,178

Commercial Services & Supplies – 0.8%
4,388	Waste Connections, Inc.	208,693

Communications Equipment* – 0.4%
887	F5 Networks, Inc.	107,691

Common Stocks – (continued)
Computers & Peripherals* – 0.2%
2,687	NCR Corp.	$67,417

Construction & Engineering – 1.0%
2,915	EMCOR Group, Inc.	134,352
5,745	Quanta Services, Inc.*	139,259

		273,611

Construction Materials – 1.7%
1,962	Eagle Materials, Inc.	160,551
1,763	Martin Marietta Materials, Inc.	295,831

		456,382

Containers & Packaging – 2.0%
6,496	Bemis Co., Inc.	275,560
3,901	Berry Plastics Group, Inc.*	115,470
2,391	Packaging Corp. of America	160,460

		551,490

Diversified Financial Services – 0.3%
929	MarketAxess Holdings, Inc.	84,000

Electric Utilities – 2.5%
3,015	IDACORP, Inc.	179,001
4,878	OGE Energy Corp.	136,779
3,112	Pinnacle West Capital Corp.	185,257
4,560	Westar Energy, Inc.	166,668

		667,705

Electrical Equipment – 1.6%
2,542	Hubbell, Inc. Class B	250,819
4,042	Sensata Technologies Holding NV*	191,591

		442,410

Electronic Equipment, Instruments & Components – 1.9%
9,337	Ingram Micro, Inc. Class A	252,659
3,495	Keysight Technologies, Inc.*	111,980
1,654	Zebra Technologies Corp. Class A*	137,084

		501,723

Energy Equipment & Services* – 0.5%
12,906	Weatherford International PLC	130,996

Food & Staples Retailing* – 0.4%
11,507	Rite Aid Corp.	94,933

Food Products – 1.9%
4,903	Pinnacle Foods, Inc.	219,850
2,015	The Hain Celestial Group, Inc.*	122,633
2,118	TreeHouse Foods, Inc.*	168,106

		510,589

Gas Utilities – 1.8%
6,012	Atmos Energy Corp.	329,398
2,967	WGL Holdings, Inc.	160,811

		490,209

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies* – 0.8%
5,097	The Spectranetics Corp.	$85,884
5,628	Tornier NV	125,167

		211,051

Health Care Providers & Services – 2.4%
4,252	Air Methods Corp.*	159,238
5,772	Envision Healthcare Holdings, Inc.*	236,479
5,609	HealthSouth Corp.	239,504

		635,221

Health Care Technology* – 0.9%
9,823	Allscripts Healthcare Solutions, Inc.	135,263
11,272	HMS Holdings Corp.	117,792

		253,055

Hotels, Restaurants & Leisure – 1.9%
5,376	Diamond Resorts International, Inc.*	136,497
2,300	Jack in the Box, Inc.	179,814
1,682	Vail Resorts, Inc.	181,504

		497,815

Household Durables – 1.9%
779	Harman International Industries, Inc.	76,139
3,352	Jarden Corp.*	172,092
5,164	Lennar Corp. Class A	262,848

		511,079

Household Products – 1.1%
2,949	Spectrum Brands Holdings, Inc.	289,828

Independent Power Producers & Energy Traders* – 0.4%
4,670	Dynegy, Inc.	120,252

Industrial Conglomerates – 1.0%
2,743	Carlisle Cos., Inc.	276,220

Insurance – 8.2%
6,786	Allied World Assurance Co. Holdings AG	271,033
6,162	American Equity Investment Life Holding Co.	149,490
4,245	AmTrust Financial Services, Inc.	246,847
15,078	CNO Financial Group, Inc.	269,745
3,558	Endurance Specialty Holdings Ltd.	226,822
1,385	HCC Insurance Holdings, Inc.	107,019
1,947	ProAssurance Corp.	93,904
2,843	The Hanover Insurance Group, Inc.	224,313
3,286	Torchmark Corp.	192,100
4,801	Validus Holdings Ltd.	212,588
3,909	W.R. Berkley Corp.	212,180

		2,206,041

Internet & Catalog Retail – 0.3%
1,490	HSN, Inc.	90,607

Internet Software & Services – 0.5%
1,848	IAC/InterActiveCorp.	128,990

IT Services – 0.5%
2,691	Broadridge Financial Solutions, Inc.	142,058

Common Stocks – (continued)
Life Sciences Tools & Services* – 0.6%
8,085	Bruker Corp.	$148,602

Machinery – 4.1%
1,277	Graco, Inc.	88,100
6,319	ITT Corp.	236,394
6,368	Kennametal, Inc.	194,224
11,271	The Manitowoc Co., Inc.	192,509
5,432	The Timken Co.	172,466
7,054	Xylem, Inc.	228,902

		1,112,595

Media – 1.8%
3,097	Lions Gate Entertainment Corp.	113,629
7,870	Live Nation Entertainment, Inc.*	193,759
2,635	Nexstar Broadcasting Group, Inc. Class A	122,475
930	The Madison Square Garden Co. Class A*	65,509

		495,372

Metals & Mining – 0.7%
9,613	Steel Dynamics, Inc.	187,261

Multi-Utilities – 1.7%
7,735	CMS Energy Corp.	253,553
5,059	Vectren Corp.	203,524

		457,077

Multiline Retail* – 0.5%
2,618	Burlington Stores, Inc.	138,990

Oil, Gas & Consumable Fuels* – 4.9%
3,347	Carrizo Oil & Gas, Inc.	121,931
2,800	Diamondback Energy, Inc.	191,212
9,567	Gulfport Energy Corp.	342,786
7,795	Memorial Resource Development Corp.	151,301
6,513	Newfield Exploration Co.	216,948
10,584	Rice Energy, Inc.	205,859
13,524	WPX Energy, Inc.	98,860

		1,328,897

Pharmaceuticals* – 0.8%
4,772	Catalent, Inc.	151,702
1,034	Pacira Pharmaceuticals, Inc.	59,507

		211,209

Professional Services – 0.9%
2,085	Towers Watson & Co. Class A	247,552

Real Estate Investment Trusts – 11.7%
4,666	American Campus Communities, Inc.	159,810
17,669	Brixmor Property Group, Inc.	403,207
14,857	CBL & Associates Properties, Inc.	221,072
15,524	Empire State Realty Trust, Inc. Class A	251,644
2,108	Federal Realty Investment Trust	272,101
8,430	Highwoods Properties, Inc.	319,834
1,366	National Health Investors, Inc.	75,267
9,621	Pebblebrook Hotel Trust	366,175
6,787	Post Properties, Inc.	375,728
2,222	PS Business Parks, Inc.	162,117

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
13,247	Starwood Property Trust, Inc.	$281,896
18,075	Strategic Hotels & Resorts, Inc.*	243,832

		3,132,683

Real Estate Management & Development – 0.4%
4,348	Kennedy-Wilson Holdings, Inc.	104,178

Road & Rail – 0.4%
1,679	Landstar System, Inc.	111,150

Semiconductors & Semiconductor Equipment – 3.2%
13,582	Atmel Corp.	110,965
12,379	Cypress Semiconductor Corp.*	123,790
12,024	Marvell Technology Group Ltd.	135,510
3,715	Maxim Integrated Products, Inc.	125,084
3,773	Microchip Technology, Inc.	160,353
5,746	Semtech Corp.*	97,395
5,487	Teradyne, Inc.	98,985

		852,082

Software – 2.8%
2,480	Citrix Systems, Inc.*	168,913
2,564	NICE-Systems Ltd. ADR	157,840
3,829	Open Text Corp.	173,530
3,550	PTC, Inc.*	117,576
2,783	Verint System, Inc.*	148,417

		766,276

Specialty Retail – 1.0%
2,163	Lithia Motors, Inc. Class A	230,576
3,585	Office Depot, Inc.*	28,429

		259,005

Textiles, Apparel & Luxury Goods – 2.4%
2,147	Columbia Sportswear Co.	131,761
3,170	Gildan Activewear, Inc.	99,475
13,603	Hanesbrands, Inc.	409,586

		640,822

Thrifts & Mortgage Finance – 1.2%
3,261	EverBank Financial Corp.	64,503
14,352	Radian Group, Inc.	258,049

		322,552

Trading Companies & Distributors* – 0.7%
3,448	WESCO International, Inc.	192,985

Water Utilities – 0.6%
6,174	Aqua America, Inc.	156,573

TOTAL COMMON STOCKS
(Cost $27,220,620)		$26,496,560

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.1%
Repurchase Agreements – 1.1%
Joint Repurchase Agreement Account II
$300,000	0.146%	09/01/15	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 99.7%
(Cost $27,520,620)			$26,796,560

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			69,957

NET ASSETS – 100.0%			$26,866,517

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 61.

Investment Abbreviation:
ADR	—American Depositary Receipt

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

August 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$7,000,000	$7,000,028	$7,140,000
Small/Mid Cap Value	300,000	300,001	306,000

REPURCHASE AGREEMENTS — At August 31, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Small/Mid Cap Value
BNP Paribas Securities Co.	0.150%	$2,231,756	$95,647
Citigroup Global Markets, Inc.	0.150	1,934,385	82,902
Merrill Lynch & Co., Inc.	0.140	2,833,859	121,451
TOTAL		$7,000,000	$300,000

At August 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.162% to 3.090%	06/30/16 to 08/19/25
Federal Home Loan Mortgage Corp.	1.000 to 6.500	07/28/17 to 07/01/45
Federal National Mortgage Association	1.250 to 7.000	01/01/16 to 08/01/45
Government National Mortgage Association	3.000 to 6.500	03/20/30 to 08/20/45
United States Treasury Stripped Securities	0.000	05/15/22 to 05/15/44
United States Treasury Note	2.250	03/31/21

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2015

Focused Value Fund(a)
Assets:
Investments of unaffiliated issuers, at value (cost $1,921,632, $410,363,178, $1,315,389,390, $8,352,051,924, $5,012,868,138 and $27,520,620)	$1,782,853
Investments of affiliated issuers, at value (cost $21,030, $0, $4,170,171, $137,121,703, $87,667,925 and $0)	21,030
Cash	50,000
Receivables:
Deferred offering costs	172,495
Reimbursement from investment adviser	78,997
Dividends and interest	3,047
Investments sold	—
Fund shares sold	—
Foreign tax reclaims	—
Other assets	—
Total assets	2,108,422

Liabilities:
Payables:
Accrued offering costs	185,883
Payable for organization costs	12,000
Management fees	1,056
Distribution and Service fees and Transfer Agency fees	106
Investments purchased	—
Fund shares redeemed	—
Accrued expenses and other liabilities	52,090
Total liabilities	251,135

Net Assets:
Paid-in capital	1,999,974
Undistributed net investment income	2,073
Accumulated net realized gain (loss)	(5,981)
Net unrealized gain (loss)	(138,779)
NET ASSETS	$1,857,287
Net Assets:
Class A	$23,219
Class C	23,195
Institutional	1,741,238
Service	—
Class IR	23,214
Class R	23,204
Class R6(a)	23,217
Total Net Assets	$1,857,287
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	2,501
Class C	2,500
Institutional	187,500
Service	—
Class IR	2,500
Class R	2,500
Class R6(a)	2,500
Net asset value, offering and redemption price per share:(b)
Class A	$9.28
Class C	9.28
Institutional	9.29
Service	—
Class IR	9.29
Class R	9.28
Class R6(a)	9.29

(a)	Commenced operations on July 31, 2015.
(b)	Maximum public offering price per share for Class A Shares of the Focused Value, Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $9.82, $32.24, $17.41, $41.07, $52.68 and $11.07, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$423,102,497	$1,320,791,031	$8,372,324,093	$5,854,259,933	$26,796,560
—	4,170,171	137,121,703	65,547,892	—
74,869	13,849,368	3,289,071	570,727	88,825

—	—	—	—	—
54,486	38,496	—	147,896	91,402
1,394,272	3,554,216	5,461,223	2,825,284	28,391
—	—	8,279,653	31,766,979	183,438
235,978	634,071	6,180,105	28,908,096	87,017
37,173	107,978	—	—	—
3,326	10,597	63,137	43,377	125
424,902,601	1,343,155,928	8,532,718,985	5,984,070,184	27,275,758

—	—	—	—	—
—	—	—	—	—
260,449	864,744	5,104,134	4,682,866	19,459
171,290	178,925	1,211,904	698,525	1,521
—	5,665,488	2,925,263	26,236,795	303,985
335,005	2,757,372	28,829,971	12,201,334	—
56,653	114,090	599,567	368,455	84,276
823,397	9,580,619	38,670,839	44,187,975	409,241

528,594,065	1,210,375,617	7,598,505,140	4,876,531,469	27,588,661
1,773,011	9,524,857	7,766,037	11,189,511	55,950
(119,027,191)	108,273,194	867,504,800	232,889,467	(54,034)
12,739,319	5,401,641	20,272,169	819,271,762	(724,060)
$424,079,204	$1,333,575,309	$8,494,048,146	$5,939,882,209	$26,866,517

$369,115,434	$234,809,941	$1,876,387,406	$950,195,841	$529,954
23,533,602	42,221,150	180,780,326	59,340,957	321,374
29,243,044	1,037,652,655	5,868,054,778	4,503,821,135	25,756,305
397,198	4,294,354	222,149,394	134,195,429	—
613,781	6,877,721	304,389,719	128,837,740	119,063
1,166,829	7,710,200	42,277,011	136,643,762	130,368
9,316	9,288	9,512	26,847,345	9,453
$424,079,204	$1,333,575,309	$8,494,048,146	$5,939,882,209	$26,866,517

12,114,333	14,277,678	48,346,575	19,088,039	50,667
809,197	2,666,705	5,049,764	1,475,161	30,989
944,399	62,486,836	149,610,712	84,825,097	2,446,732
13,041	262,543	5,813,995	2,767,063	—
20,182	417,621	7,962,457	2,600,295	11,350
38,488	478,290	1,112,512	2,791,348	12,480
301	559	242	505,621	898

$30.47	$16.45	$38.81	$49.78	$10.46
29.08	15.83	35.80	40.23	10.37
30.96	16.61	39.22	53.10	10.53
30.46	16.36	38.21	48.50	—
30.41	16.47	38.23	49.55	10.49
30.32	16.12	38.00	48.95	10.45
30.97	16.61	39.23	53.10	10.53

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year or Period Ended August 31, 2015

Focused Value Fund(a)
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $12,968, $169,221, $0, $167,827 and $636)	$3,205
Dividends — affiliated issuers	—
Interest	—
Total investment income	3,205

Expenses:
Management fees	1,148
Transfer Agency fees(b)	72
Distribution and Service fees(b)	34
Printing and mailing costs	8,000
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Custody, accounting and administrative services	2,136
Registration fees	4,246
Other	864
Professional fees	30,989
Trustee fees	5,880
Amortization of offering costs	14,888
Organization Costs	12,000
Total expenses	80,257
Less — expense reductions	(79,089)
Net expenses	1,168
NET INVESTMENT INCOME	2,037

Realized and unrealized loss from investment and foreign currency related transactions:
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $0, $13,240, $106,851, $595,456, $0 and $0)	(5,981)
Investments — affiliated issuers	—
Foreign currency transactions	—
Net change in unrealized loss on:
Investments — unaffiliated issuers	(138,779)
Investments — affiliated issuers	—
Foreign currency translations	—
Net realized and unrealized loss	(144,760)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(142,723)

(a)	Commenced operations on July 31, 2015.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class B(c)	Class C	Class R	Class A	Class B(c)	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Focused Value	$5	$—	$19	$10	$4	$—	$4	$56	$—	$4	$4	$—
Growth and Income	1,021,954	21,477	259,462	7,331	776,685	4,081	49,297	12,093	156	6,874	2,786	—
Large Cap Value	640,885	10,378	454,541	41,339	487,072	1,972	86,363	473,418	1,536	14,096	15,709	—
Mid Cap Value	5,707,503	15,415	1,972,386	205,829	4,337,702	2,929	374,754	2,510,526	106,935	639,210	78,215	—
Small Cap Value	2,611,442	4,106	670,768	735,030	1,984,696	780	127,446	1,899,101	64,842	245,566	279,311	177
Small/Mid Cap Value	749	—	1,744	406	570	—	331	5,895	—	198	154	—

(c)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$13,341,807	$31,351,843	$133,877,126	$103,195,026	$221,565
—	500	12,796	7,106	—
7,069	8,045	25,297	16,472	515
13,348,876	31,360,388	133,915,219	103,218,604	222,080

3,308,077	10,940,251	63,879,371	58,171,898	130,880
851,972	1,080,166	8,050,271	4,601,919	7,148
1,310,224	1,147,143	7,901,133	4,021,346	2,899
113,352	127,451	1,133,632	580,774	44,164
975	9,604	668,343	405,266	—
975	9,604	668,343	405,266	—
79,047	128,992	451,827	346,866	94,745
69,550	49,445	237,902	152,232	65,616
14,904	32,921	124,477	140,316	11,656
79,042	75,225	81,342	90,245	74,944
23,752	26,921	50,705	39,537	21,553
—	—	—	—	77,639
—	—	—	—	—
5,851,870	13,627,723	83,247,346	68,955,665	531,244
(361,558)	(390,839)	(268,588)	(2,650,030)	(383,541)
5,490,312	13,236,884	82,978,758	66,305,635	147,703
7,858,564	18,123,504	50,936,461	36,912,969	74,377

51,135,835	143,295,840	1,232,431,181	367,463,654	692
—	—	—	(2,931,182)	—
124	—	—	(7,742)	—

(76,009,885)	(231,709,032)	(1,719,799,945)	(507,888,073)	(1,006,460)
—	—	—	(12,934,694)	—
(494)	—	—	—	—
(24,874,420)	(88,413,192)	(487,368,764)	(156,298,037)	(1,005,768)
$(17,015,856)	$(70,289,688)	$(436,432,303)	$(119,385,068)	$(931,391)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

Focused Value Fund(a)
For the Period Ended August 31, 2015
From operations:
Net investment income	$2,037
Net realized gain (loss)	(5,981)
Net change in unrealized gain (loss)	(138,779)
Net increase (decrease) in net assets resulting from operations	(142,723)

Distributions to shareholders:
From net investment income
Class A Shares	—
Class B Shares(b)	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares	—
Class R Shares	—
Class R6(a)	—
From net realized gains
Class A Shares	—
Class B Shares(b)	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares	—
Class R Shares	—
Class R6(a)	—
Total distributions to shareholders	—

From share transactions:
Proceeds from sales of shares	2,000,070
Reinvestment of distributions	—
Cost of shares redeemed	(60)
Net increase (decrease) in net assets resulting from share transactions	2,000,010
TOTAL INCREASE (DECREASE)	1,857,287

Net assets:
Beginning of year	—
End of year	$1,857,287
Undistributed net investment income	$2,073

(a)	Commenced operations on July 31, 2015.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund		Large Cap Value Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

$7,858,564	$6,511,534	$18,123,504	$15,828,767
51,135,959	52,774,464	143,295,840	286,882,856
(76,010,379)	34,286,381	(231,709,032)	25,760,290
(17,015,856)	93,572,379	(70,289,688)	328,471,913

(6,142,783)	(5,366,379)	(1,971,852)	(1,513,190)
(6,840)	(77,334)	—	–
(216,129)	(177,566)	(41,993)	(20,449)
(564,571)	(427,953)	(13,800,311)	(11,520,072)
(5,440)	(4,483)	(25,657)	(13,780)
(68,706)	(37,212)	—	(1,444,396)
(19,198)	(13,314)	(51,733)	(29,460)
—	—	—	—

—	—	(13,448,251)	—
—	—	—	—
—	—	(2,465,823)	—
—	—	(62,217,693)	—
—	—	(184,114)	—
—	—	(407,704)	—
—	—	(444,809)	—
—	—	—	—
(7,023,667)	(6,104,241)	(95,059,940)	(14,541,347)

27,080,409	33,190,470	177,594,973	216,962,386
6,868,432	5,972,060	89,252,736	13,608,739
(73,224,476)	(79,431,964)	(303,668,495)	(482,955,091)
(39,275,635)	(40,269,434)	(36,820,786)	(252,383,966)
(63,315,158)	47,198,704	(202,170,414)	61,546,600

487,394,362	440,195,658	1,535,745,723	1,474,199,123
$424,079,204	$487,394,362	$1,333,575,309	$1,535,745,723
$1,773,011	$1,159,220	$9,524,857	$7,292,899

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income	$50,936,461	$59,631,231
Net realized gain (loss)	1,232,431,181	1,703,829,506
Net change in unrealized gain (loss)	(1,719,799,945)	455,303,231
Net increase (decrease) in net assets resulting from operations	(436,432,303)	2,218,763,968

Distributions to shareholders:
From net investment income
Class A Shares	(6,131,822)	(15,099,431)
Class B Shares(b)	—	—
Class C Shares	(22)	—
Institutional Shares	(50,295,540)	(47,767,342)
Service Shares	(464,450)	(1,332,203)
Class IR Shares	(2,233,494)	(843,215)
Class R Shares	(93,600)	(98,131)
Class R6(c)	—	—
From net realized gains
Class A Shares	(393,324,779)	(492,502,746)
Class B Shares(b)	—	(1,668,030)
Class C Shares	(36,786,968)	(27,991,344)
Institutional Shares	(1,066,177,321)	(818,935,019)
Service Shares	(45,262,217)	(50,965,016)
Class IR Shares	(56,126,966)	(16,845,350)
Class R Shares	(6,534,801)	(4,179,219)
Class R6(c)	—	—
Total distributions to shareholders	(1,663,431,980)	(1,478,227,046)

From share transactions:
Proceeds from sales of shares	2,259,822,606	2,361,232,626
Reinvestment of distributions	1,521,893,917	1,350,080,936
Cost of shares redeemed	(3,598,515,515)	(3,309,755,308)
Net increase in net assets resulting from share transactions	183,201,008	401,558,254
TOTAL INCREASE (DECREASE)	(1,916,663,275)	1,142,095,176

Net assets:
Beginning of year	10,410,711,421	9,268,616,245
End of year	$8,494,048,146	$10,410,711,421
Undistributed net investment income	$7,766,037	$17,252,241

(a)	Commenced operations on January 31, 2014.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Commenced operations on July 31, 2015.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Small Cap Value Fund		Small/Mid Cap Value Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Period Ended August 31, 2014(a)

$36,912,969	$25,788,305	$74,377	$9,357
364,524,730	524,407,855	692	61,010
(520,822,767)	444,964,616	(1,006,460)	282,400
(119,385,068)	995,160,776	(931,391)	352,767

(1,910,002)	(4,159,357)	(500)	—
—	—	—	—
—	—	—	—
(26,380,902)	(22,049,182)	(28,475)	—
(132,770)	(560,679)	—	—
(533,992)	(521,770)	(405)	—
—	(230,422)	—	—
—	—	—	—

(81,794,765)	(111,483,030)	(3,415)	—
—	(326,290)	—	—
(6,496,966)	(7,182,985)	(1,817)	—
(349,994,344)	(288,325,511)	(108,542)	—
(13,748,544)	(17,459,319)	—	—
(9,398,212)	(8,052,327)	(1,740)	—
(11,584,866)	(10,627,996)	(412)	—
—	—	—	—
(501,975,363)	(470,978,868)	(145,306)	—

1,599,875,894	2,515,156,976	28,053,482	3,714,572
481,869,927	454,113,027	143,453	—
(1,805,369,530)	(1,647,294,346)	(4,318,919)	(2,141)
276,376,291	1,321,975,657	23,878,016	3,712,431
(344,984,140)	1,846,157,565	22,801,319	4,065,198

6,284,866,349	4,438,708,784	4,065,198	—
$5,939,882,209	$6,284,866,349	$26,866,517	$4,065,198
$11,189,511	$4,763,082	$55,950	$9,795

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED AUGUST 31,
2015 - A (Commenced on July 31, 2015)	$10.00	$0.01		$(0.73)	$(0.72)
2015 - C (Commenced on July 31, 2015)	10.00	—	(e)	(0.72)	(0.72)
2015 - Institutional (Commenced on July 31, 2015)	10.00	0.01		(0.72)	(0.71)
2015 - IR (Commenced on July 31, 2015)	10.00	0.01		(0.72)	(0.71)
2015 - R (Commenced on July 31, 2015)	10.00	0.01		(0.73)	(0.72)
2015 - R6 (Commenced on July 31, 2015)	10.00	0.01		(0.72)	(0.71)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.28	(7.20)%	$23	1.13%	25.55%	0.97%	2%
9.28	(7.20)	23	1.89	26.30	0.21	2
9.29	(7.10)	1,741	0.74	25.15	1.37	2
9.29	(7.20)	23	0.89	25.30	1.21	2
9.28	(7.10)	23	1.39	25.80	0.71	2
9.29	(7.10)	23	0.72	25.14	1.39	2

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$32.21	$0.55		$(1.80)	$(1.25)	$(0.49)
2015 - C	30.77	0.29		(1.72)	(1.43)	(0.26)
2015 - Institutional	32.72	0.69		(1.83)	(1.14)	(0.62)
2015 - Service	32.20	0.51		(1.79)	(1.28)	(0.46)
2015 - IR	32.15	0.62		(1.79)	(1.17)	(0.57)
2015 - R	32.05	0.46		(1.78)	(1.32)	(0.41)
2015 - R6 (Commenced July 31, 2015)	33.24	0.08		(2.35)	(2.27)	—
2014 - A	26.70	0.42		5.48	5.90	(0.39)
2014 - C	25.54	0.19		5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55		5.56	6.11	(0.51)
2014 - Service	26.69	0.39		5.48	5.87	(0.36)
2014 - IR	26.65	0.51		5.46	5.97	(0.47)
2014 - R	26.60	0.35		5.45	5.80	(0.35)
2013 - A	21.68	0.29		5.02	5.31	(0.29)
2013 - C	20.78	0.11		4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)
2012 - A	19.04	0.32	(e)	2.58	2.90	(0.26)
2012 - C	18.28	0.16	(e)	2.48	2.64	(0.14)
2012 - Institutional	19.33	0.41	(e)	2.61	3.02	(0.34)
2012 - Service	19.04	0.30	(e)	2.56	2.86	(0.24)
2012 - IR	19.02	0.36	(e)	2.58	2.94	(0.32)
2012 - R	18.99	0.26	(e)	2.57	2.83	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)
2011 - C	17.16	0.05		1.17	1.22	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$30.47	(3.98)%	$369,115	1.14%		1.22%		1.68%		47%
29.08	(4.70)	23,534	1.89		1.97		0.93		47
30.96	(3.59)	29,243	0.74		0.82		2.09		47
30.46	(4.06)	397	1.24		1.32		1.58		47
30.41	(3.74)	614	0.89		0.97		1.90		47
30.32	(4.19)	1,167	1.39		1.47		1.44		47
30.97	(6.83)	9	0.69	(d)	0.84	(d)	2.79	(d)	47
32.21	22.27	414,276	1.18		1.24		1.42		40
30.77	21.32	26,742	1.93		1.99		0.67		40
32.72	22.73	29,476	0.78		0.84		1.82		40
32.20	22.12	368	1.28		1.34		1.33		40
32.15	22.58	3,937	0.93		0.98		1.71		40
32.05	21.94	1,462	1.43		1.49		1.16		40
26.70	24.68	379,500	1.19		1.24		1.21		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83
21.68	15.36	374,273	1.19		1.22		1.63	(e)	115
20.78	14.49	20,726	1.94		1.97		0.85	(e)	115
22.01	15.81	18,001	0.79		0.82		2.06	(e)	115
21.66	15.16	566	1.29		1.32		1.50	(e)	115
21.64	15.61	480	0.94		0.97		1.78	(e)	115
21.60	14.99	801	1.44		1.47		1.31	(e)	115
19.04	7.82	505,502	1.19		1.21		1.02		60
18.28	7.06	21,860	1.94		1.96		0.27		60
19.33	8.20	44,224	0.79		0.81		1.48		60
19.04	7.77	646	1.29		1.31		0.95		60
19.02	8.16	696	0.94		0.96		1.77		60
18.99	7.65	591	1.44		1.46		0.75		60

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$18.50	$0.16		$(1.11)	$(0.95)	$(0.14)	$(0.96)	$(1.10)
2015 - C	17.86	0.03		(1.08)	(1.05)	(0.02)	(0.96)	(0.98)
2015 - Institutional	18.67	0.24		(1.12)	(0.88)	(0.22)	(0.96)	(1.18)
2015 - Service	18.42	0.15		(1.11)	(0.96)	(0.14)	(0.96)	(1.10)
2015 - IR	18.34	0.21		(1.12)	(0.91)	—	(0.96)	(0.96)
2015 - R	18.17	0.12		(1.09)	(0.97)	(0.12)	(0.96)	(1.08)
2015 - R6 (Commenced July 31, 2015)	17.88	0.03		(1.30)	(1.27)	—	—	—
2014 - A	15.06	0.13		3.41	3.54	(0.10)	—	(0.10)
2014 - C	14.56	—	(e)	3.31	3.31	(0.01)	—	(0.01)
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)	—	(0.17)
2014 - Service	14.99	0.11		3.40	3.51	(0.08)	—	(0.08)
2014 - IR	14.94	0.17		3.38	3.55	(0.15)	—	(0.15)
2014 - R	14.80	0.08		3.36	3.44	(0.07)	—	(0.07)
2013 - A	12.13	0.12		2.95	3.07	(0.14)	—	(0.14)
2013 - C	11.74	0.01		2.86	2.87	(0.05)	—	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)	—	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)	—	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)	—	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)	—	(0.11)
2012 - A	10.70	0.15	(f)	1.41	1.56	(0.13)	—	(0.13)
2012 - C	10.33	0.06	(f)	1.38	1.44	(0.03)	—	(0.03)
2012 - Institutional	10.82	0.20	(f)	1.42	1.62	(0.18)	—	(0.18)
2012 - Service	10.64	0.14	(f)	1.40	1.54	(0.12)	—	(0.12)
2012 - IR	10.64	0.17	(f)	1.41	1.58	(0.17)	—	(0.17)
2012 - R	10.54	0.11	(f)	1.40	1.51	(0.12)	—	(0.12)
2011 - A	9.90	0.07		0.80	0.87	(0.07)	—	(0.07)
2011 - C	9.57	(0.01)		0.77	0.76	—	—	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)	—	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)	—	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)	—	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.45	(5.51)%	$234,810	1.17%		1.20%		0.92%		79%
15.83	(6.28)	42,221	1.92		1.95		0.16		79
16.61	(5.13)	1,037,653	0.77		0.80		1.31		79
16.36	(5.63)	4,294	1.27		1.30		0.84		79
16.47	(5.29)	6,878	0.92		0.95		1.17		79
16.12	(5.77)	7,710	1.42		1.45		0.66		79
16.61	(7.10)	9	0.77	(d)	0.81	(d)	2.01	(d)	79
18.50	23.62	260,256	1.19		1.20		0.74		67
17.86	22.73	45,535	1.94		1.95		(0.01)		67
18.67	24.15	1,206,895	0.79		0.80		1.14		67
18.42	23.53	3,185	1.29		1.30		0.64		67
18.34	23.93	6,618	0.95		0.95		1.05		67
18.17	23.33	7,705	1.44		1.45		0.49		67
15.06	25.56	229,781	1.20		1.20		0.89		98
14.56	24.56	37,763	1.95		1.95		0.08		98
15.20	25.95	1,048,489	0.80		0.80		1.22		98
14.99	25.39	2,985	1.30		1.30		0.74		98
14.94	25.82	141,673	0.95		0.95		1.07		98
14.80	25.22	6,702	1.45		1.45		0.58		98
12.13	14.69	418,274	1.19		1.19		1.31	(f)	123
11.74	13.89	34,854	1.94		1.94		0.55	(f)	123
12.26	15.19	900,661	0.79		0.79		1.75	(f)	123
12.06	14.63	3,424	1.29		1.29		1.23	(f)	123
12.05	14.99	103,975	0.94		0.94		1.52	(f)	123
11.93	14.38	5,411	1.44		1.44		1.02	(f)	123
10.70	8.75	555,309	1.17		1.17		0.63		76
10.33	7.94	43,479	1.92		1.92		(0.11)		76
10.82	9.18	1,418,409	0.77		0.77		1.04		76
10.64	8.56	6,374	1.27		1.27		0.54		76
10.64	8.99	93,853	0.92		0.92		0.89		76
10.54	8.44	5,318	1.42		1.42		0.39		76

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$49.03	$0.13		$(1.75)	$(1.62)	$(0.13)	$(8.47)	$(8.60)
2015 - C	46.05	(0.19)		(1.59)	(1.78)	— (e)	(8.47)	(8.47)
2015 - Institutional	49.55	0.29		(1.75)	(1.46)	(0.40)	(8.47)	(8.87)
2015 - Service	48.40	0.08		(1.71)	(1.63)	(0.09)	(8.47)	(8.56)
2015 - IR	48.52	0.22		(1.70)	(1.48)	(0.34)	(8.47)	(8.81)
2015 - R	48.28	—	(d)	(1.69)	(1.69)	(0.12)	(8.47)	(8.59)
2015 - R6 (Commenced July 31, 2015)	41.24	(0.02)		(1.99)	(2.01)	—	—	—
2014 - A	46.08	0.18		10.10	10.28	(0.22)	(7.11)	(7.33)
2014 - C	43.79	(0.17)		9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36		10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13		9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.30		9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05		9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(f)	3.88	4.19	(0.17)	—	(0.17)
2012 - C	31.83	0.05	(f)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(f)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(f)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(f)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(f)	3.81	4.06	(0.16)	—	(0.16)
2011 - A	29.10	0.17	(g)	4.27	4.44	(0.13)	—	(0.13)
2011 - C	27.83	(0.09	)(g)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(g)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(g)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(g)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(g)	4.27	4.33	(0.15)	—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$38.81	(4.21)%	$1,876,387	1.14%		1.14%		0.31%		95%
35.80	(4.91)	180,780	1.89		1.89		(0.47)		95
39.22	(3.82)	5,868,055	0.74		0.74		0.68		95
38.21	(4.30)	222,149	1.24		1.24		0.19		95
38.23	(3.96)	304,390	0.89		0.89		0.52		95
38.00	(4.45)	42,277	1.39		1.39		0.01		95
39.23	(4.87)	10	0.73	(e)	0.73	(e)	(0.62	)(e)	95
49.03	24.77	3,153,971	1.14		1.14		0.38		87
46.05	23.81	202,083	1.89		1.89		(0.38)		87
49.55	25.25	6,347,006	0.74		0.74		0.77		87
48.40	24.63	368,720	1.24		1.24		0.28		87
48.52	25.07	295,017	0.89		0.89		0.66		87
48.28	24.44	35,896	1.39		1.39		0.12		87
46.08	24.20	3,297,185	1.14		1.14		0.58		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(f)	80
35.57	11.72	160,062	1.90		1.90		0.16	(f)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(f)	80
37.02	12.41	268,412	1.25		1.25		0.81	(f)	80
37.12	12.83	70,409	0.90		0.90		1.20	(f)	80
37.04	12.28	13,255	1.40		1.40		0.73	(f)	80
33.41	15.22	3,278,879	1.16		1.16		0.47	(g)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(g)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(g)	77
33.06	15.16	269,370	1.26		1.26		0.37	(g)	77
33.18	15.51	40,531	0.91		0.91		0.62	(g)	77
33.14	14.94	5,972	1.41		1.41		0.18	(g)	77

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$55.40	$0.16	(d)	$(1.32)	$(1.16)	$(0.10)	$(4.36)	$(4.46)
2015 - C	45.84	(0.19	)(d)	(1.06)	(1.25)	—	(4.36)	(4.36)
2015 - Institutional	58.80	0.39	(d)	(1.40)	(1.01)	(0.33)	(4.36)	(4.69)
2015 - Service	54.08	0.11	(d)	(1.29)	(1.18)	(0.04)	(4.36)	(4.40)
2015 - IR	55.18	0.28	(d)	(1.30)	(1.02)	(0.25)	(4.36)	(4.61)
2015 - R	54.58	0.03	(d)	(1.30)	(1.27)	—	(4.36)	(4.36)
2015 - R6 (Commenced July 31, 2015)	56.15	(0.03	)(d)	(3.02)	(3.05)	—	—	—
2014 - A	50.43	0.12		9.94	10.06	(0.18)	(4.91)	(5.09)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(f)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - C	36.89	0.01	(f)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(f)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(f)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(f)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(f)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(g)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - C	32.55	(0.03	)(g)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(g)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(g)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(g)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(g)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(h)	6.43	6.53	(0.09)	—	(0.09)
2011 - C	27.14	(0.17	)(h)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(h)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(h)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(h)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(h)	6.43	6.39	(0.08)	—	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.
(h)	Reflects Income recognized from special dividends which amounted to $0.06 per share and 0.16% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$49.78	(2.31)%	$950,196	1.34%		1.39%		0.30	%(d)	49%
40.23	(3.04)	59,341	2.09		2.14		(0.45	)(d)	49
53.10	(1.92)	4,503,821	0.94		0.99		0.70	(d)	49
48.50	(2.41)	134,195	1.44		1.49		0.21	(d)	49
49.55	(2.07)	128,838	1.09		1.14		0.54	(d)	49
48.95	(2.56)	136,644	1.59		1.64		0.05	(d)	49
53.10	(5.43)	26,847	0.93	(e)	1.00	(e)	(0.62	)(d)(e)	49
55.40	20.72	1,080,393	1.35		1.40		0.22		46
45.84	19.85	69,319	2.10		2.15		(0.55)		46
58.80	21.22	4,694,737	0.95		1.00		0.58		46
54.08	20.62	176,500	1.45		1.50		0.10		46
55.18	21.05	121,895	1.10		1.15		0.43		46
54.58	20.44	139,858	1.60		1.65		(0.06)		46
50.43	24.86	1,141,424	1.38		1.42		0.75	(f)	57
42.64	23.89	64,751	2.13		2.17		0.03	(f)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(f)	57
49.36	24.70	162,696	1.48		1.52		0.65	(f)	57
50.25	25.16	73,723	1.13		1.17		0.86	(f)	57
49.80	24.51	101,060	1.63		1.67		0.40	(f)	57
43.11	16.43	931,473	1.41		1.44		0.68	(g)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(g)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(g)	50
42.30	16.33	115,385	1.51		1.54		0.57	(g)	50
43.00	16.74	24,332	1.16		1.19		0.90	(g)	50
42.65	16.17	45,525	1.66		1.69		0.42	(g)	50
37.73	20.85	827,768	1.45		1.46		0.25	(h)	46
32.55	19.93	58,293	2.20		2.21		(0.49	)(h)	46
39.65	21.33	1,568,115	1.05		1.06		0.62	(h)	46
37.01	20.74	76,841	1.55		1.56		0.14	(h)	46
37.65	21.12	11,801	1.20		1.21		0.38	(h)	46
37.39	20.56	25,269	1.70		1.71		(0.10	)(h)	46

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED AUGUST 31,
2015 - A	$11.01	$0.02	$(0.38)	$(0.36)	$(0.03)	$(0.16)	$(0.19)
2015 - C	10.97	(0.07)	(0.37)	(0.44)	—	(0.16)	(0.16)
2015 - Institutional	11.04	0.06	(0.36)	(0.30)	(0.05)	(0.16)	(0.21)
2015 - IR	11.03	0.05	(0.39)	(0.34)	(0.04)	(0.16)	(0.20)
2015 - R	11.00	(0.02)	(0.37)	(0.39)	—	(0.16)	(0.16)
2015 - R6 (Commenced July 31, 2015)	11.14	— (d)	(0.61)	(0.61)	—	—	—

FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced January 31, 2014)	10.00	(0.02)	1.03	1.01	—	—	—
2014 - C (Commenced January 31, 2014)	10.00	(0.06)	1.03	0.97	—	—	—
2014 - Institutional (Commenced January 31, 2014)	10.00	0.03	1.01	1.04	—	—	—
2014 - IR (Commenced January 31, 2014)	10.00	0.02	1.01	1.03	—	—	—
2014 - R (Commenced January 31, 2014)	10.00	(0.01)	1.01	1.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.46	(3.34)%	$530	1.34%		4.38%		0.14%		122%
10.37	(4.02)	321	2.09		5.25		(0.61)		122
10.53	(2.79)	25,756	0.93		3.41		0.51		122
10.49	(3.11)	119	1.09		4.00		0.43		122
10.45	(3.55)	130	1.59		3.81		(0.19)		122
10.53	(5.48)	9	0.94	(e)	4.88	(e)	(0.43	)(e)	122

11.01	10.10	150	1.33	(d)	6.90	(d)	(0.27	)(d)	53
10.97	9.70	105	2.08	(d)	8.31	(d)	(1.01	)(d)	53
11.04	10.40	3,755	0.93	(d)	12.86	(d)	0.49	(d)	53
11.03	10.30	28	1.08	(d)	13.25	(d)	0.39	(d)	53
11.00	10.00	28	1.58	(d)	13.76	(d)	(0.11	)(d)	53

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Focused Value (Commenced July 31, 2015)	A, C, Institutional, IR, R and R6	Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, IR, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Focused Value Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Focused Value Fund were expensed on the first day of operations.

Offering costs paid in connection with the offering of shares of Small/Mid Cap Value Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/ Paid	Capital Gains Distributions Declared/ Paid
Growth and Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — Transfers between levels of the fair value hierarchy, if any, are deemed to have occurred at the beginning of the reporting year. The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2015:

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$52,920	$—	$—
North America	1,729,933	—	—
Investment Company	21,030	—	—
Total	$1,803,883	$—	$—

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$15,862,856	$—	$—
North America	400,239,641	—	—
Short-term Investment	—	7,000,000	—
Total	$416,102,497	$7,000,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$57,201,806	$—	$—
North America	1,263,589,225	—	—
Investment Company	4,170,171	—	—
Total	$1,324,961,202	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$305,280,765	$—	$—
North America	8,067,043,328	—	—
Investment Company	137,121,703	—	—
Total	$8,509,445,796	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$20,071,220	$—	$—
Europe	62,575,422	—	—
North America	5,777,372,775	—	—
Exchange Traded Fund	41,095,134	—	—
Investment Company	18,693,274	—	—
Total	$5,919,807,825	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$157,840	$—	$—
Europe	871,746	—	—
North America	25,466,974	—	—
Short-term Investment	—	300,000	—
Total	$26,496,560	$300,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate	Effective Net Management Rate
Focused Value	0.75%	0.68%	0.64%	0.63%	0.62%	0.75%	0.69	%*
Growth and Income	0.70	0.63	0.60	0.59	0.58	0.70	0.69	*^
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.73	0.73
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.68	0.68
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.92	0.90	*
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.85

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective December 29, 2014, GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 0.69% for Growth and Income Fund. Prior to December 29, 2014, the Effective Net Management Rate for Growth and Income Fund was 0.70%.

The Focused Value, Large Cap Value, Mid Cap Value and Small Cap Value Funds invest in the FST Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended August 31, 2015, GSAM waived $0, $10,158, $268,588 and $152,021 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Growth and Income	$38,195	$—
Large Cap Value	18,348	32
Mid Cap Value	68,133	17
Small Cap Value	7,297	8
Small/Mid Cap Value	58	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Focused Value, Growth and Income, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds are 0.004%, 0.004%, 0.004%, 0.004% and 0.044%, respectively. These Other Expense limitations will remain in place through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Focused Value	$92	$78,997	$79,089
Growth and Income	31,778	329,780	361,558
Large Cap Value	10,158	380,681	390,839
Mid Cap Value	268,588	—	268,588
Small Cap Value	1,552,022	1,098,008	2,650,030
Small/Mid Cap Value	—	383,541	383,541

G.  Line of Credit Facility — As of August 31, 2015, the Funds (with the exception of the Focused Value Fund) participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2015, Goldman Sachs earned $6,367, $621,778, $80,426 and $51 in brokerage commissions from portfolio transactions, on behalf of the Growth and Income, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended August 31, 2015:

Fund	Name of Affiliated Issuer	Market Value 8/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/15	Dividend Income
Small Cap Value	Everyday Health, Inc.	$8,787,076	$17,638,382	$(866,202)	$(22,153)	$(6,304,555)	$19,232,548	$—
	Infinity Pharmaceuticals, Inc.	23,896,166	21,885,545	(8,620,475)	(2,909,028)	(6,630,138)	27,622,070	—
	Premiere Global Services, Inc.(a)	31,698,070	147,130	(16,097,469)	809,661	(7,373,339)	9,184,053	—
	Rex Energy Corp.	47,908,912	6,637,975	(14,841,703)	(38,778,523)	(926,661)	—	—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the affiliated Underlying Fund for the fiscal year ended August 31, 2015.

Fund	Underlying Fund	Market Value 8/31/14	Purchases at Cost	Proceeds from Sales	Market Value 8/31/15	Dividend Income
Focused Value	Goldman Sachs Financial Square Government Fund	$—	$1,971,035	$(1,950,005)	$21,030	$—
Large Cap Value	Goldman Sachs Financial Square Government Fund	—	266,337,155	(262,166,984)	4,170,171	500
Mid Cap Value	Goldman Sachs Financial Square Government Fund	—	2,541,928,184	(2,404,806,481)	137,121,703	12,796
Small Cap Value	Goldman Sachs Financial Square Government Fund	—	1,145,904,428	(1,127,211,154)	18,693,274	7,106

As of August 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Focused Value	100%	100%	100%	100%	100%	100%
Growth and Income	—	—	—	—	—	100
Large Cap Value	—	—	—	—	—	100
Mid Cap Value	—	—	—	—	—	100
Small/Mid Cap Value	—	—	7	22	20	100

As of August 31, 2015, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 12% and 5% of total outstanding shares of the Large Cap Value and Mid Cap Value Funds, respectively.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Focused Value	$1,970,094	$42,481
Growth and Income	218,499,850	256,250,957
Large Cap Value	1,169,855,916	1,269,759,627
Mid Cap Value	8,686,178,917	10,103,622,236
Small Cap Value	3,039,228,836	3,210,653,850
Small/Mid Cap Value	41,793,001	18,347,974

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$7,023,667	$29,069,836	$475,848,102	$129,203,348	$143,878
Net long-term capital gains	—	65,990,104	1,187,583,878	372,772,015	1,428
Total taxable distributions	$7,023,667	$95,059,940	$1,663,431,980	$501,975,363	$145,306

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$6,104,241	$14,541,347	$340,978,509	$117,241,214	$—
Net long-term capital gains	—	—	1,137,248,537	353,737,654	—
Total taxable distributions	$6,104,241	$14,541,347	$1,478,227,046	$470,978,868	$—

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$2,073	$1,025,095	$54,638,036	$190,774,323	$42,441,268	$62,973
Undistributed long-term capital gains	—	—	68,579,782	718,510,421	210,916,845	154,199
Total undistributed earnings	$2,073	$1,025,095	$123,217,818	$909,284,744	$253,358,113	$217,172
Capital loss carryovers:(1)(2)
Expiring 2018	—	(117,898,419)	—	—	—	—
Expiring 2019	—	—	—	—	—	—
Perpetual Short-term	(5,981)	—	—	—	—	—
Total capital loss carryovers	$(5,981)	$(117,898,419)	$—	$—	$—	$—
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$—	$—	$—	$(56,001)
Unrealized gains (losses) — net	(138,779)	12,358,463	(18,126)	(13,741,738)	809,992,627	(883,315)
Total accumulated earnings (losses) — net	$(142,687)	$(104,514,861)	$123,199,692	$895,543,006	$1,063,350,740	$(722,144)

(1)	Expiration occurs on August 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Growth and Income Fund utilized $51,025,926 of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION (continued)

As of August 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$1,942,662	$410,744,034	$1,324,979,328	$8,523,187,534	$5,109,815,198	$27,679,875
Gross unrealized gain	7,926	44,708,937	132,974,521	629,741,007	1,071,851,229	762,960
Gross unrealized loss	(146,705)	(32,350,474)	(132,992,647)	(643,482,745)	(261,858,602)	(1,646,275)
Net unrealized gain (loss)	$(138,779)	$12,358,463	$(18,126)	$(13,741,738)	$809,992,627	$(883,315)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments and real estate investment trusts.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, redemptions utilized as distributions, dividend redesignations, foreign currency transactions, the differences in the tax treatment of underlying fund investments, real estate investment trusts, partnership investments and passive foreign investment company investments.

Fund	Paid-in- Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Focused Value	$(36)	$—	$36
Growth and Income	—	221,106	(221,106)
Mid Cap Value	83,274,232	(82,070,495)	(1,203,737)
Small Cap Value	23,876,523	(22,347,649)	(1,528,874)
Small/Mid Cap Value	(1,348)	190	1,158

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities. Since the Focused Value Fund has not yet filed any tax returns, its initial tax year is open for examination by U.S. and state tax authorities.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused Value Fund

	For the Period Ended August 31, 2015(a)

	Shares	Dollars

Class A Shares
Shares sold	2,502	$25,020
Shares redeemed	(1)	(10)
	2,501	25,010
Class C Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Institutional Shares
Shares sold	187,501	1,875,010
Shares redeemed	(1)	(10)
	187,500	1,875,000
Class IR Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Class R Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Class R6 Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
NET INCREASE	200,001	$2,000,010

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	639,665	$20,700,046	504,808	$14,835,766
Reinvestment of distributions	186,122	6,039,218	180,525	5,275,767
Shares converted from Class B(a)	142,604	4,598,832	57,812	1,701,680
Shares redeemed	(1,715,978)	(55,587,193)	(2,093,331)	(61,961,506)
	(747,587)	(24,249,097)	(1,350,186)	(40,148,293)
Class B Shares(a)
Shares sold	53	1,596	10,363	288,316
Reinvestment of distributions	223	6,801	2,742	76,152
Shares converted to Class A	(148,163)	(4,598,832)	(60,089)	(1,701,680)
Shares redeemed	(211,336)	(6,553,373)	(144,179)	(4,102,267)
	(359,223)	(11,143,808)	(191,163)	(5,439,479)
Class C Shares
Shares sold	75,318	2,338,158	105,052	2,969,114
Reinvestment of distributions	6,047	187,887	5,634	156,855
Shares redeemed	(141,248)	(4,388,126)	(187,520)	(5,216,013)
	(59,883)	(1,862,081)	(76,834)	(2,090,044)
Institutional Shares
Shares sold	105,676	3,511,539	429,132	12,714,092
Reinvestment of distributions	16,656	548,709	13,839	413,191
Shares redeemed	(78,684)	(2,591,003)	(253,053)	(7,631,117)
	43,648	1,469,245	189,918	5,496,166
Service Shares
Shares sold	2,317	75,556	2,631	79,191
Reinvestment of distributions	44	1,412	25	724
Shares redeemed	(756)	(25,030)	(4,550)	(139,707)
	1,605	51,938	(1,894)	(59,792)
Class IR Shares
Shares sold	6,684	222,205	48,200	1,520,398
Reinvestment of distributions	2,123	68,706	1,275	37,212
Shares redeemed	(111,096)	(3,609,349)	(7,952)	(237,194)
	(102,289)	(3,318,438)	41,523	1,320,416
Class R Shares
Shares sold	6,809	221,304	27,265	783,593
Reinvestment of distributions	486	15,699	416	12,159
Shares redeemed	(14,408)	(470,397)	(4,988)	(144,160)
	(7,113)	(233,394)	22,693	651,592
Class R6 Shares(b)
Shares sold	302	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	301	10,000	—	—
NET DECREASE	(1,230,541)	$(39,275,635)	(1,365,943)	$(40,269,434)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,816,462	$50,118,907	3,136,680	$52,852,500
Reinvestment of distributions	842,745	14,849,166	90,848	1,458,128
Shares converted from Class B(a)	58,028	1,072,273	20,042	330,786
Shares redeemed	(3,506,424)	(62,438,842)	(4,441,658)	(75,090,853)
	210,811	3,601,504	(1,194,088)	(20,449,439)
Class B Shares(a)
Shares sold	455	7,643	6,907	110,226
Shares converted to Class A	(59,670)	(1,072,273)	(20,524)	(330,786)
Shares redeemed	(249,035)	(4,467,141)	(141,787)	(2,317,781)
	(308,250)	(5,531,771)	(155,404)	(2,538,341)
Class C Shares
Shares sold	418,868	7,170,195	320,446	5,150,437
Reinvestment of distributions	119,509	2,038,830	1,029	16,037
Shares redeemed	(421,669)	(7,223,763)	(365,638)	(5,991,461)
	116,708	1,985,262	(44,163)	(824,987)
Institutional Shares
Shares sold	6,371,419	112,769,827	7,976,282	135,304,068
Reinvestment of distributions	4,022,551	71,360,049	659,652	10,653,393
Shares redeemed	(12,549,096)	(224,600,629)	(12,971,811)	(219,055,282)
	(2,155,126)	(40,470,753)	(4,335,877)	(73,097,821)
Service Shares
Shares sold	175,246	3,159,044	35,811	597,368
Reinvestment of distributions	6,911	121,215	489	7,824
Shares redeemed	(92,554)	(1,651,338)	(62,550)	(1,009,418)
	89,603	1,628,921	(26,250)	(404,226)
Class IR Shares
Shares sold	117,098	2,061,576	1,271,813	20,983,126
Reinvestment of distributions	23,152	407,705	90,957	1,444,396
Shares redeemed	(83,458)	(1,464,880)	(10,485,942)	(177,099,655)
	56,792	1,004,401	(9,123,172)	(154,672,133)
Class R Shares
Shares sold	131,290	2,297,776	117,871	1,964,661
Reinvestment of distributions	27,501	475,771	1,834	28,961
Shares redeemed	(104,501)	(1,821,897)	(148,593)	(2,390,641)
	54,290	951,650	(28,888)	(397,019)
Class R6 Shares(b)
Shares sold	560	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	559	10,000	—	—
NET DECREASE	(1,934,613)	$(36,820,786)	(14,907,842)	$(252,383,966)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,641,379	$459,069,715	14,609,556	$674,991,568
Reinvestment of distributions	8,926,464	365,270,911	11,190,520	474,925,689
Shares converted from Class B(a)	15,485	752,662	5,414	245,040
Shares redeemed	(35,564,124)	(1,550,188,398)	(33,023,938)	(1,520,926,228)
	(15,980,796)	(725,095,110)	(7,218,448)	(370,763,931)
Class B Shares(a)
Shares sold	332	14,970	7,320	316,401
Reinvestment of distributions	—	—	38,609	1,565,599
Shares converted to Class A	(16,322)	(752,662)	(5,674)	(245,040)
Shares redeemed	(156,144)	(7,196,845)	(136,037)	(5,959,707)
	(172,134)	(7,934,537)	(95,782)	(4,322,747)
Class C Shares
Shares sold	724,519	28,364,350	578,534	24,773,952
Reinvestment of distributions	770,735	29,257,102	537,431	21,545,591
Shares redeemed	(833,607)	(32,793,869)	(721,694)	(31,394,878)
	661,647	24,827,583	394,271	14,924,665
Institutional Shares
Shares sold	33,981,739	1,461,639,690	27,696,045	1,292,926,043
Reinvestment of distributions	24,758,184	1,020,779,916	18,281,663	781,906,738
Shares redeemed	(37,218,958)	(1,603,074,069)	(32,437,518)	(1,499,672,015)
	21,520,965	879,345,537	13,540,190	575,160,766
Service Shares
Shares sold	2,077,768	89,962,479	1,604,814	73,164,548
Reinvestment of distributions	1,044,799	42,126,306	1,152,450	48,322,230
Shares redeemed	(4,927,042)	(215,362,639)	(2,477,988)	(112,674,260)
	(1,804,475)	(83,273,854)	279,276	8,812,518
Class IR Shares
Shares sold	4,680,483	200,039,661	6,408,598	279,400,837
Reinvestment of distributions	1,450,642	58,359,342	421,908	17,686,371
Shares redeemed	(4,249,132)	(178,188,609)	(2,877,904)	(128,848,654)
	1,881,993	80,210,394	3,952,602	168,238,554
Class R Shares
Shares sold	498,781	20,721,736	341,697	15,659,277
Reinvestment of distributions	151,976	6,100,340	98,608	4,128,718
Shares redeemed	(281,765)	(11,711,081)	(228,253)	(10,279,566)
	368,992	15,110,995	212,052	9,508,429
Class R6 Shares(b)
Shares sold	243	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	242	10,000	—	—
NET INCREASE	6,476,434	$183,201,008	11,064,161	$401,558,254

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,056,209	$214,647,308	5,591,513	$299,944,726
Reinvestment of distributions	1,477,416	75,628,918	2,092,273	107,459,174
Shares converted from Class B(a)	3,007	168,387	1,661	87,897
Shares redeemed	(5,950,342)	(315,091,584)	(10,815,291)	(577,342,866)
	(413,710)	(24,646,971)	(3,129,844)	(169,851,069)
Class B Shares(a)
Shares sold	2	87	1,006	44,768
Reinvestment of distributions	—	—	7,230	311,023
Shares converted to Class A	(3,616)	(168,387)	(1,981)	(87,897)
Shares redeemed	(43,295)	(2,006,571)	(32,124)	(1,441,891)
	(46,909)	(2,174,871)	(25,869)	(1,173,997)
Class C Shares
Shares sold	160,150	6,883,971	226,793	10,030,220
Reinvestment of distributions	118,922	4,947,167	129,672	5,540,863
Shares redeemed	(316,172)	(13,606,296)	(362,587)	(16,209,846)
	(37,100)	(1,775,158)	(6,122)	(638,763)
Institutional Shares
Shares sold	21,432,392	1,205,169,640	35,914,269	2,031,071,807
Reinvestment of distributions	6,749,742	367,455,934	5,613,555	305,096,723
Shares redeemed	(23,202,977)	(1,302,114,197)	(16,020,469)	(907,919,930)
	4,979,157	270,511,377	25,507,355	1,428,248,600
Service Shares
Shares sold	641,227	33,162,635	1,070,225	56,328,299
Reinvestment of distributions	264,973	13,224,791	336,878	16,901,197
Shares redeemed	(1,402,938)	(71,603,609)	(1,439,224)	(74,842,656)
	(496,738)	(25,216,183)	(32,121)	(1,613,160)
Class IR Shares
Shares sold	1,189,018	62,824,127	1,283,318	68,451,418
Reinvestment of distributions	195,285	9,932,204	167,409	8,547,903
Shares redeemed	(993,161)	(52,824,477)	(708,611)	(37,728,721)
	391,142	19,931,854	742,116	39,270,600
Class R Shares
Shares sold	937,185	49,088,560	932,290	49,285,738
Reinvestment of distributions	211,797	10,680,913	202,331	10,256,144
Shares redeemed	(920,048)	(47,977,501)	(601,404)	(31,808,436)
	228,934	11,791,972	533,217	27,733,446
Class R6 Shares(b)
Shares sold	508,400	28,099,566	—	—
Shares redeemed	(2,779)	(145,295)	—	—
	505,621	27,954,271	—	—
NET INCREASE	5,110,397	$276,376,291	23,588,732	$1,321,975,657

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2015		For the Period Ended August 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	43,785	$476,180	13,578	$142,360
Reinvestment of distributions	299	3,239	—	—
Shares redeemed	(6,993)	(75,034)	(2)	(15)
	37,091	404,385	13,576	142,345
Class C Shares
Shares sold	21,321	232,588	9,599	101,057
Reinvestment of distributions	137	1,480	—	—
Shares redeemed	(66)	(720)	(2)	(15)
	21,392	233,348	9,597	101,042
Institutional Shares
Shares sold	2,475,810	27,129,527	340,247	3,421,125
Reinvestment of distributions	12,554	136,177	—	—
Shares redeemed	(381,680)	(4,242,537)	(199)	(2,081)
	2,106,684	23,023,167	340,048	3,419,044
Class IR Shares
Shares sold	8,709	95,030	2,502	25,015
Reinvestment of distributions	198	2,145	—	—
Shares redeemed	(57)	(623)	(2)	(15)
	8,850	96,552	2,500	25,000
Class R Shares
Shares sold	9,942	110,152	2,502	25,015
Reinvestment of distributions	38	412	—	—
Shares redeemed	—	—	(2)	(15)
	9,980	110,564	2,500	25,000
Class R6 Shares(b)
Shares sold	899	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	898	10,000	—	—
NET INCREASE	2,184,895	$23,878,016	368,221	$3,712,431

(a)	Commenced operations on January 31, 2014.
(b)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Focused Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund, (collectively the “Funds”), Funds of the Goldman Sachs Trust, at August 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2015

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 through August 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused Value Fund(a)				Growth and Income Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
Class A
Actual	$1,000.00	$928.00		$0.87	$1,000.00	$929.60		$5.50	$1,000.00	$923.60		$5.67
Hypothetical 5% return	1,000.00	1,003.07	+	0.90	1,000.00	1,019.51	+	5.75	1,000.00	1,019.31	+	5.96
Class C
Actual	1,000.00	928.00		1.45	1,000.00	925.80		9.17	1,000.00	919.80		9.29
Hypothetical 5% return	1,000.00	1,002.47	+	1.50	1,000.00	1,015.68	+	9.60	1,000.00	1,015.53	+	9.75
Institutional
Actual	1,000.00	929.00		0.57	1,000.00	931.10		3.55	1,000.00	925.30		3.74
Hypothetical 5% return	1,000.00	1,003.39	+	0.59	1,000.00	1,021.53	+	3.72	1,000.00	1,021.32	+	3.92
Service
Actual	N/A	N/A		N/A	1,000.00	929.20		5.98	1,000.00	923.30		6.16
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.00	+	6.26	1,000.00	1,018.80	+	6.46
Class IR
Actual	1,000.00	928.00		0.68	1,000.00	930.70		4.28	1,000.00	924.80		4.46
Hypothetical 5% return	1,000.00	1,003.87	+	0.71	1,000.00	1,020.77	+	4.48	1,000.00	1,020.57	+	4.69
Class R
Actual	1,000.00	929.00		1.07	1,000.00	928.50		6.71	1,000.00	922.20		6.88
Hypothetical 5% return	1,000.00	1,002.87	+	1.11	1,000.00	1,018.25	+	7.02	1,000.00	1,018.05	+	7.22
Class R6(a)
Actual	1,000.00	929.00		0.55	1,000.00	931.70		0.57	1,000.00	1,000.00		0.63
Hypothetical 5% return	1,000.00	1,003.40	+	0.57	1,000.00	1,003.66	+	0.59	1,000.00	1,003.59	+	0.66

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
Class A
Actual	$1,000.00	$924.50		$5.48	$1,000.00	$939.80		$6.55	$1,000.00	$940.60		$6.55
Hypothetical 5% return	1,000.00	1,019.51	+	5.75	1,000.00	1,018.45	+	6.82	1,000.00	1,018.45	+	6.82
Class C
Actual	1,000.00	921.00		9.15	1,000.00	936.20		10.20	1,000.00	936.80		10.20
Hypothetical 5% return	1,000.00	1,015.68	+	9.60	1,000.00	1,014.67	+	10.61	1,000.00	1,014.67	+	10.61
Institutional
Actual	1,000.00	926.50		3.54	1,000.00	941.80		4.60	1,000.00	942.70		4.55
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,020.47	+	4.79	1,000.00	1,020.52	+	4.74
Service
Actual	1,000.00	924.10		5.97	1,000.00	939.40		7.04	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.00	+	6.26	1,000.00	1,017.95	+	7.32	N/A	N/A		N/A
Class IR
Actual	1,000.00	925.90		4.27	1,000.00	941.10		5.33	1,000.00	941.70		5.29
Hypothetical 5% return	1,000.00	1,020.77	+	4.48	1,000.00	1,019.71	+	5.55	1,000.00	1,019.76	+	5.50
Class R
Actual	1,000.00	923.50		6.74	1,000.00	938.60		7.77	1,000.00	939.70		7.72
Hypothetical 5% return	1,000.00	1,018.20	+	7.07	1,000.00	1,017.19	+	8.08	1,000.00	1,017.24	+	8.03
Class R6(a)
Actual	1,000.00	951.30		0.60	1,000.00	945.70		0.77	1,000.00	945.20		0.78
Hypothetical 5% return	1,000.00	1,003.63	+	0.62	1,000.00	1,003.46	+	0.79	1,000.00	1,040.45	+	0.80

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Focused Value(a)	1.13%	1.89%	0.74%	N/A	0.89%	1.39%	0.72%
Growth and Income	1.13	1.89	0.73	1.23%	0.88	1.38	0.69
Large Cap Value	1.17	1.92	0.77	1.27	0.92	1.42	0.77
Mid Cap Value	1.13	1.89	0.73	1.23	0.88	1.39	0.73
Small Cap Value	1.34	2.09	0.94	1.44	1.09	1.59	0.93
Small/Mid Cap Value	1.34	2.09	0.93	N/A	1.08	1.58	0.94

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement for the Funds other than Goldman Sachs Focused Value Fund (Unaudited)

Background

The Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund (except for the Small/Mid Cap Value Fund, which commenced operations in 2014); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement for the Funds other than Goldman Sachs Focused Value Fund (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Growth and Income and Small Cap Value Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement for the Funds other than Goldman Sachs Focused Value Fund (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Small/Mid Cap Value Fund, which commenced operations in 2014) compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Growth and Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2015. The Trustees noted that the Large Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and ten-year periods and in the third quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They observed that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They observed that the Small Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees noted that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. The Trustees also observed that the Funds had experienced certain portfolio management changes in February 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Growth and Income and Small Cap Value Funds) and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small/Mid Cap Value Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement for the Funds other than Goldman Sachs Focused Value Fund (Unaudited) (continued)

cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013 (2014 only for the Small/Mid Cap Value Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
First $1 billion	0.70%	0.75%	0.75%	1.00%	0.85%
Next $1 billion	0.63	0.68	0.75	1.00	0.85
Next $3 billion	0.60	0.65	0.68	0.90	0.77
Next $3 billion	0.59	0.64	0.65	0.86	0.73
Over $8 billion	0.58	0.63	0.64	0.84	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Growth and Income and Small Cap Value Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement for the Funds other than Goldman Sachs Focused Value Fund (Unaudited) (continued)

the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs Focused Value Fund (Unaudited)

Background

The Goldman Sachs Focused Value Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on July 31, 2015. At a meeting held on June 10-11, 2015 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees considered the experience and capabilities of the portfolio management team and noted that certain portfolio management personnel who would be managing the Fund were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employ similar value-oriented investment strategies. The Trustees also considered composite performance information for funds and accounts employing similar strategies managed by the Investment Adviser. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs Focused Value Fund (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.64
Next $3 billion	0.63
Over $8 billion	0.62

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	113	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	113	None
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	113	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	113	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2015, the Trust consisted of 99 portfolios (90 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 13 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2015, 100%, 53.86%, 21.04%, 45.08% and 56.31%, respectively, of the dividends paid from net investment company taxable income by the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate $65,990,104, $1,253,386,591, $392,648,864 and $1,428, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2015.

For the year ended August 31, 2015, the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, designate 100%, 100%, 25.35%, 49.22% and 26.78%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2015, the Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, designate $13,178,290, $416,629,174, $100,294,331 and $114,498, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 171463.MF.MED.TMPL/10/2015 EQVALAR-15/273.5k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$393,839	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $506,839 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 5, 2015